UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Gates Industrial Corporation plc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

August     , 2019

Dear Gates Shareholders:

You are cordially invited to attend a General Meeting of Shareholders of Gates Industrial Corporation plc (the “GM” or the “Meeting”). The GM will be held on October 7, 2019, at 10:00 a.m., Mountain Time, at the Company’s headquarters, 1144 Fifteenth Street, Denver, CO 80202. The attached Notice of General Meeting of Shareholders and Proxy Statement describe the formal business to be transacted at the Meeting.

In accordance with the Securities and Exchange Commission’s (the “SEC”) rule allowing companies to furnish proxy materials to their shareholders over the internet, the Company is primarily furnishing proxy materials to our shareholders of ordinary shares on the internet, rather than mailing paper copies of the materials to those shareholders. On or about August                     , 2019, we mailed certain shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access these materials and how to vote their shares. The Notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the internet. You may also read, print and download our Proxy Statement at www.proxydocs.com/GTES.

As a shareholder of Gates, you play an important role in our company by considering and taking action on these matters. We appreciate the time and attention you invest in making thoughtful decisions.

While most of our shareholders are unlikely to be able to attend the GM in person, it is important that your shares be represented and voted at the Meeting. We encourage you to vote your shares as promptly as possible.

Thank you for your continued interest in our company.

Sincerely,

Ivo Jurek

Chief Executive Officer

TABLE OF CONTENTS	i
NOTICE OF GENERAL MEETING OF SHAREHOLDERS	ii
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING	1
Proposal 1: Approval of the Form of Share Repurchase Contracts and Repurchase Counterparties	5
Proposal 2: Amendment to the Company’s Articles of Association to Authorize the Issuance of a New Class or Classes of Shares, Including Preference Shares, Subject to the Limit on the Authority of the Board of Directors to Allot New Shares of the Company Set Forth Therein and Make Other Non-Substantive Changes	7
Security Ownership of Certain Beneficial Owners and Management	10
Shareholder Proposals	12
Other Matters	12
Shareholder Resolutions for the General Meeting	13
APPENDIX A	A-1
APPENDIX B	B-1
APPENDIX C	C-1

i

GATES INDUSTRIAL CORPORATION PLC

NOTICE OF GENERAL MEETING OF SHAREHOLDERS

August     , 2019

Notice is hereby given that a General Meeting of Shareholders (the “GM” or the “Meeting”) of Gates Industrial Corporation plc (“Gates” or the “Company”) will be held on October 7, 2019, at 10:00 a.m. Mountain Time, at the Company’s headquarters, 1144 Fifteenth Street, Denver, CO 80202. The GM will be held for the following purposes:

1.	To approve the form of share repurchase contracts and repurchase counterparties.

2.

To approve an amendment to the Company’s Articles of Association to authorize the issuance of a new class or classes of shares, including preference shares, subject to the limit on the authority of the Board of Directors to allot new shares of the Company set forth therein and make other non-substantive changes.

3.	To transact such other business as may properly come before the GM or any adjournment thereof.

The above proposals are more fully described in the Proxy Statement following this Notice, which shall be deemed to form a part of this Notice.

You can vote and attend the GM if you were a shareholder of record at the close of business on August 16, 2019.

It is important that your shares be represented and voted at the GM. We encourage you to vote by internet or telephone, or complete, sign and return your proxy prior to the Meeting even if you plan to attend the GM. If you later choose to revoke your proxy, you may do so at any time before it is exercised at the Meeting by following the procedures described under “Can I change my vote after I return my proxy card?” under the “Questions and Answers About the Meeting and Voting” section in the attached Proxy Statement.

By Order of the Board of Directors,

Jamey Seely

Executive Vice President, General Counsel and

Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 7, 2019:

The Notice of General Meeting of Shareholders and Proxy Statement are available at www.proxydocs.com/GTES.

ii

PROXY STATEMENT

GENERAL MEETING OF SHAREHOLDERS

October 7, 2019

10:00 a.m. Mountain Time

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

What is the purpose of the GM?

At the GM, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement. These matters include: a proposal to approve the form of share repurchase contracts and repurchase counterparties and a proposal to amend the Company’s Articles of Association to authorize the issuance of a new class or classes of shares, including preference shares, subject to the limit on the authority of the Board of Directors to allot new shares of the Company set forth therein. Management will be available to respond to questions from shareholders.

Who is entitled to vote at the GM?

Only our shareholders of record at the close of business on August 16, 2019 (the “record date” for the Meeting), are entitled to receive notice of and to participate in the GM. If you were a shareholder of record on that date, you will be entitled to vote all of the shares you held on that date at the Meeting, or any postponement(s) or adjournment(s) of the Meeting. As of the record date, there were              ordinary shares in the capital of the Company in issue, all of which are entitled to be voted at the Meeting. We expect the proxy materials and the Notice of Internet Availability of Proxy Materials to be mailed and/or made available to shareholders eligible to vote on or about                     , 2019.

Any corporation that is a shareholder of record may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at the GM and the person so authorized shall (on production of a certified copy of such resolution at the Meeting) be entitled to exercise the same powers on behalf of the corporation as that corporation could exercise if it were an individual shareholder of the Company. In the case of joint holders of a share, the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the vote or votes of the other joint holder or holders, and seniority shall be determined by the order in which the names of the holders stand in the register.

What are the voting rights of the holders of our ordinary shares?

Holders of ordinary shares are entitled to one vote per share on each matter that is submitted to shareholders for approval.

Who can attend the Meeting?

All shareholders of record as of the record date, or their duly appointed proxies, may attend the GM. Please note that if you hold your shares in “street name” (that is, through a bank, broker or other nominee), in order to attend and to vote your shares at the GM you must obtain a “legal proxy” from the bank, brokerage firm or other nominee that holds your shares. Directions to the GM can be found at www.proxydocs.com/GTES.

What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Beneficial owners. If your shares are held for you in the name of your broker, bank or other nominee, your shares are held in “street name” and you are considered the “beneficial owner”. As such, these proxy materials or the Notice of Internet Availability of Proxy Materials are being made available or forwarded to you by your broker, bank or other nominee, who is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares in accordance with the voting instruction form provided by your bank, broker or other nominee.

Shareholders of record. If you are registered on the register of members of the Company in respect of ordinary shares, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company.

What constitutes a quorum?

The presence at the Meeting, in person or by proxy, of the holders of ordinary shares representing at least the majority of the voting rights of all shareholders entitled to vote at the Meeting will constitute a quorum, permitting the Meeting to conduct its business. If a quorum is not present at the Meeting, the director(s) present may adjourn the Meeting to a specified time and place not less than one day after the original date.

What vote is required to approve each item?

Subject to disenfranchisement in accordance with applicable law and/or the Company’s Articles of Association, each of the resolutions shall be decided on a poll in accordance with the Company’s Articles of Association whereby each shareholder present in person or by proxy or by representative (in the case of a corporate shareholder) is entitled to one vote for every ordinary share held.

The resolution proposed in proposal 1 will be proposed as an ordinary resolution, which means that, assuming a quorum is present, such resolution will be approved by a simple majority of the votes cast in favor thereof.

The resolution proposed in proposal 2 will be proposed as a special resolution, which means that, assuming a quorum is present, the resolution will be approved if shareholders representing at least 75% of the votes cast in favor thereof.

Under the U.K. Companies Act 2006 (the “Act”), we may only repurchase our ordinary shares in accordance with specific procedures for “off market purchases” of such shares. This is because, and solely for the purposes of the Act, any repurchase of our ordinary shares through the New York Stock Exchange (the “NYSE”) constitutes an “off market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. This proposal may be unfamiliar to shareholders accustomed to proxy statements for companies organized in other jurisdictions. For more information, see Proposal 1—Share Repurchase Contracts, Repurchase Counterparties and Repurchase Authorization.

The inspector of election for the GM shall determine the number of ordinary shares represented at the Meeting, the existence of a quorum and the validity and effect of proxies, and shall count and tabulate ballots and votes and determine the results thereof. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting for purposes of determining a quorum. A “broker non-vote” occurs when a person holding shares in street name, such as through a brokerage firm, does not provide instructions as to how to vote those shares and the broker lacks the authority to vote uninstructed shares at its discretion. Under NYSE rules governing broker non-votes, if you do not instruct your broker how to vote with respect to proposal 2, your broker may not vote your shares with respect to such proposal. Broker non-votes are not considered votes cast and will have no effect on the outcome of proposal 2. Abstentions will have no effect on any of the proposals as abstentions are not considered votes cast and will not be counted as a vote either for or against these proposals.

What are the Board’s recommendations?

Our Board of Directors recommends a vote FOR each of the proposals submitted for shareholder vote.

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted FOR proposals 1 and 2 and in accordance with the recommendation of our Board of Directors, FOR or AGAINST all other matters that may properly come before the GM. In the event a shareholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification made.

How do I vote?

If you are a shareholder of record, you may use any of the following methods to vote:

By Written Proxy. All shareholders of record who received proxy materials by mail can vote by returning the proxy card. If you received the proxy materials electronically, you may request a proxy card at any time by following the instructions on the voting website.

By Telephone or Internet. All shareholders of record can vote by telephone from the U.S. and Canada, using the toll-free telephone number on the proxy card, or through the internet using the procedures and instructions described on the proxy card.

At the GM. All shareholders of record may vote in person at the GM. Street-name holders may vote in person at the GM if they have a legal proxy, as described below.

If you are a street-name holder (that is, if you hold your shares through a bank, broker, or other holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. The availability of telephone or internet voting will depend upon your bank’s, broker’s or other holder of record’s voting process. If you are a street-name holder and wish to attend and to vote at the Meeting, you must first obtain a proxy from your bank, broker or other holder of record authorizing you to vote in person at the GM.

All votes must be received by 10:00 a.m., Mountain Time on October 4, 2019. The return of a completed proxy card, or the submission of proxy instructions via the internet or by telephone, will not prevent a shareholder of record from attending and voting at the GM. If you are a shareholder of record and have appointed a proxy and attend the GM and vote in person, your proxy appointment will automatically be terminated.

Except as set out in the Proxy Statement, all communications concerning shareholder of record accounts, including address changes, name changes, share transfer requirements and similar issues should be sent to our transfer agent, Computershare Trust Company, N.A. at (800) 942-5909 or in writing at 250 Royall Street, Canton, MA 02021. No other means of communication will be accepted. In particular, you may not use any electronic address provided either in the Proxy Statement or in any related documents to communicate with the Company for any purpose other than those expressly stated.

Are my shares voted if I do not provide a proxy?

If you are a shareholder of record and do not provide a proxy, you must attend the GM in order to vote. If you hold ordinary shares through an account with a bank or broker, your shares may be voted by the bank or broker on some matters if you do not provide voting instructions. Under NYSE rules governing broker non-votes, proposal 1 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal. This means that, if you do not provide voting instructions on proposal 1, your broker may nevertheless vote your shares on your behalf with respect to the approval of the form of share repurchase contracts and repurchase counterparties, but cannot vote your shares on any other matters being considered at the GM.

As discussed above, proposal 2 is considered a non-routine matter, and a broker will lack the authority to vote uninstructed shares at its discretion on such proposal.

Can I change my vote after I return my proxy card?

Yes. Shareholders may revoke a proxy and/or change their vote prior to the completion of voting at the GM by:

•	signing another proxy card or voting instruction form with a later date and delivering it to the Corporate Secretary prior to 10:00 a.m., Mountain Time, on October 4, 2019;

•	voting again over the internet or by telephone prior to 10:00 a.m., Mountain Time, on October 4, 2019 (or, if you are a street name holder, such earlier time as your bank or broker may direct);

•	voting in person at the GM if you are a shareholder of record or are a street-name holder that has obtained a legal proxy from your bank or broker; or

•	notifying the Corporate Secretary of the Company in writing prior to 10:00 a.m., Mountain Time, on October 4, 2019.

Who pays for costs relating to the proxy materials and GM?

The costs of preparing, assembling and mailing this Proxy Statement, the Notice and the proxy card, along with the cost of posting the proxy materials on a website, are to be borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing.

PROPOSAL 1: SHARE REPURCHASE CONTRACTS, REPURCHASE COUNTERPARTIES AND REPURCHASE AUTHORIZATION

The Board of Directors unanimously recommends that shareholders vote “FOR” the adoption of the following resolution:

RESOLVED THAT,

a)

the form of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to this Proxy Statement, for the purchase by the Company of such number of its ordinary shares, nominal value $0.01 each, at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract be and are hereby approved, and the directors be and are hereby authorized to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection (b) below); and

b)

the counterparties with whom the Company may enter into a Share Repurchase Contract, being the counterparties (or their subsidiaries, successors or affiliates from time to time) included in the Proxy Statement (the “Banks”) be, and each hereby is, approved, provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the GM.

What am I voting on?

Under the Act, we may only repurchase our ordinary shares in accordance with specific procedures for “off market purchases” of such shares. This is because, and solely for the purposes of the Act, any repurchase of our ordinary shares through the NYSE constitutes an “off market” transaction. As such, these repurchases may only be made pursuant to a form of share repurchase contract which has been approved by our shareholders. In addition, we must only conduct share repurchases through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.

Approval of the form of contracts and counterparties are not an approval of any share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with a share repurchase program that will be approved by the Board of Directors. There can be no assurance as to whether the Board of Directors will approve such a program or, even if such a program is approved, the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made.

The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for the General Meeting” on page 13 of this Proxy Statement.

What are the material terms of the repurchase contracts?

We are seeking approval of two forms of share repurchase contract.

The form of agreement attached at Appendix A to this Proxy Statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as the Company may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to the Company in record form.

The form of agreement attached at Appendix B to this Proxy Statement is a form of repurchase plan which we may enter from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the plan is executed. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to the Company in record form.

Who are the approved counterparties?

The Company may only enter into share repurchase contracts with counterparties approved by our shareholders. The Company therefore seeks approval to conduct repurchases through the following counterparties (or their subsidiaries, successors or affiliates from time to time):

ANZ Securities	Jefferies	RBC Capital Markets Corporation
Bank of America	J.P. Morgan Securities, LLC	RBS Securities Inc.
Barclays Capital Inc.	Keefe, Bruyette and Woods, Inc.	Samuel A. Ramirez & Co
Blaylock Robert Van, LLC	KeyBanc Capital Markets, Inc.	Sandler O’Neill & Partners
BNP Paribas Securities Corp	Kota Global Securities Inc.	Siebert Cisneros Shank & Co., LLC
BNY Mellon Capital Markets, LLC	Liquidnet Inc.	ScotiaBank Capital Markets
BTIG, LLC	Lloyds Bank	Stifel, Nicolaus & Company
Citigroup Global Markets Inc.	Loop Capital Markets LLC	Topeka Capital Markets
Credit Suisse Securities (USA) LLC	Mizuho Bank Ltd	UBS Securities LLC
Deutsche Bank Securities Inc.	M.R. Beal & Company	U.S. Bancorp Securities
DNB Markets, Inc.	Morgan Stanley & Co., LLC	UniCredit Capital Markets, LLC
Drexel Hamilton, LLC	MUFG Securities Americas Inc.	Wells Fargo Securities, LLC
Goldman, Sachs & Co.	Natixis	William Blair & Company
HSBC Securities	Northern Trust Securities, Inc.	The Williams Capital Group, L.P.

Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at 35 Great St Helen’s, London, United Kingdom, EC3A 6AP for the period from the date of this Proxy Statement and ending on the date of the Meeting. Copies of the share repurchase contracts and list of repurchase counterparties will also be available for inspection at the Meeting.

When does this authorization expire?

Under the Act, the Company must seek authorization for share repurchase contracts and counterparties at least every five years. If this proposal is approved, the Company may repurchase shares pursuant to the form of contracts attached at Appendix A and Appendix B to this Proxy Statement with the approved counterparties until the fifth anniversary of the Meeting.

PROPOSAL 2: APPROVAL OF AMENDMENT TO ARTICLES OF ASSOCIATION TO AUTHORIZE THE ISSUANCE OF A NEW CLASS OR CLASSES OF SHARES, INCLUDING PREFERENCE SHARES, SUBJECT TO THE LIMIT ON THE AUTHORITY OF THE BOARD OF DIRECTORS TO ALLOT NEW SHARES OF THE COMPANY SET FORTH THEREIN AND MAKE OTHER NON-SUBSTANTIVE CHANGES

The Board of Directors unanimously recommends that shareholders vote “FOR” the adoption of the following resolution:

RESOLVED THAT, with effect from the end of the GM, the articles of association produced to the meeting and signed by the Chairperson for the purpose of identification, are adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association.

What am I voting on?

The Board of Directors is proposing that the shareholders approve an amendment (the “Amendment”) to the Company’s articles of association (as amended, the “Amended Articles”) to authorize the issuance of a new class or classes of shares, including preference shares, with nominal value in any currency and with, or having attached to them, such powers, designations, preferences, voting rights, rights and terms of redemption, and relative participating, optional or other special rights and qualifications, limitations and restrictions attaching thereto as the Board of Directors may determine, including rights to (a) receive dividends (which may include rights to receive preferential or cumulative dividends), (b) distributions made on a winding up of the Company and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Act) or at such rates of exchange and with such adjustments as may be determined by the Board of Directors. Any such issuance will be subject to the limit on the authority of our Board of Directors to allot new shares of the Company which is set out in the Amended Articles and which limits such allotments to an aggregate nominal value of $30 million.

In addition, certain other non-substantive changes have been included in the Amended Articles.

What are the reasons the Board of Directors is recommending the Amendment?

The Board of Directors has determined that having the ability to issue a new class or classes of shares, including preference shares, would facilitate corporate financing and other plans of the Company, which are intended to foster its growth and flexibility. If the Amendment is approved, the Board of Directors will be permitted to approve the issuance of a new class of shares, including preference shares, from time to time for any proper corporate purpose, including acquisitions of other businesses and the raising of additional capital. Such new class of shares could be issued publicly or privately, in one or more series that could rank senior to our ordinary shares with respect to dividends and liquidation rights.

There are no present plans, understandings or agreements for, and the Company is not engaged in any negotiations that will involve the issuance of any new class of shares, including preference shares.

What are some of the possible effects of the proposed Amendment?

The new class or classes of shares authorized by the Amendment may generally be issued from time to time for such proper corporate purposes as may be determined by our Board of Directors or, as required by law or the rules of the NYSE, with the approval and authorization of our shareholders. Our Board of Directors does not intend to solicit further shareholder approval prior to the issuance of such new class or classes of shares, except as may be required by applicable law or by the rules of the NYSE.

The possible future issuance of a new class or classes of shares could affect holders of our ordinary shares in a number of ways. Upon conversion into ordinary shares, shares issued with conversion rights could cause dilution of the ownership interests and the voting power of existing holders of our ordinary shares. Issuance of a new class or classes of shares may also affect the number of dividends, if any, paid to such shareholders and may reduce the share of the proceeds they would receive upon the future liquidation, if any, of the Company.

In addition, the future issuance of a new class or classes of shares could:

•

dilute the market price of our ordinary shares if the issuance consists of securities convertible or exercisable into ordinary shares, to the extent that the securities provide for the conversion or exercise into ordinary shares at prices that could be below current trading prices of the ordinary shares, which dilution may increase the volatility and affect the market value of our ordinary shares; and

•	make the payment of dividends on ordinary shares, if any, potentially more expensive.

Could the proposed Amendment have anti-takeover effects?

Although the proposed Amendment is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of a new class of shares, including preference shares, could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. It should be noted that any action taken by the Board of Directors to discourage an attempt to acquire control of the Company might result in shareholders not being able to participate in any possible premiums which might be obtained in the absence of anti-takeover provisions.

If shares of a new class are issued, approval by holders of such shares, voting as a separate class, could be required prior to certain mergers with or business combinations by the Company. These factors could discourage attempts to purchase control of the Company even if such change in control may be beneficial to holders of ordinary shares. Moreover, the issuance of shares of a new class having general voting rights together with the ordinary shares to persons friendly to the Board of Directors could make it more difficult to remove incumbent directors and management from office even if such changes would be favorable to shareholders generally. Further, the authorized shares could be used by the Board of Directors for adoption of a shareholder rights plan or “poison pill.”

If a new class of shares are issued with conversion rights, the attractiveness of the Company to a potential tender offeror for the ordinary shares may be diminished. The purchase of the additional ordinary shares or convertible shares necessary to gain control of the Company may increase the cost to a potential tender offeror and prevent the tender offer from being made even though such offer may have been desirable to many of the holders of ordinary shares.

While the ability of the Board of Directors, without any additional shareholder approval, to issue a new class of shares with such powers, designations, preferences, rights, qualifications, limitations and restrictions as determined by the Board of Directors could be employed as an anti-takeover device, the amendment is not intended for that purpose and is not proposed in response to any specific takeover threat known to the Board of Directors. Furthermore, this proposal is not part of any plan by the Board of Directors to adopt anti-takeover devices and the Board of Directors currently has no intention of proposing anti-takeover measures in the near future. In addition, any such issuance of a new class of shares in the takeover context would be subject to compliance by the Board of Directors with applicable principles of fiduciary duty, including their duties under the Act.

The Board of Directors believes that the financial flexibility offered by the ability to issue a new class of shares outweighs any of its disadvantages. To the extent the proposal may have anti-takeover effects, the proposal may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a non-disruptive atmosphere and to discharge effectively its obligation to act on the proposed transaction in a manner that best serves all the shareholders’ interests. It is also the view of the Board of Directors that the ability of the Board of Directors to issue a new class or classes of shares, including preference shares, should not discourage anyone from proposing a merger or other transaction at a price reflective of the true value of the Company and which is in the interests of its shareholders.

A copy of the proposed Amended Articles is set forth at Appendix C, with deletions indicated by strikeouts and additions indicated by underlining.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of August 16, 2019, with respect to the number of ordinary shares owned by (a) each director of the Company, (b) each named executive officer of the Company, (c) all directors and executive officers as a group and (d) each shareholder known by the Company to own beneficially more than five percent of a class of the issued ordinary shares. Unless otherwise noted, each person and group identified possesses sole voting and investment power with respect to the shares shown opposite such person’s or group’s name, and the address of each beneficial owner is 1144 Fifteenth Street, Denver, Colorado 80202.

Ordinary Shares Beneficially Owned
Name of Beneficial Owner	Number	%
5% or greater shareholders:
Blackstone(1)
Directors and named executive officers:
David L. Calhoun(2)
James W. Ireland, III(3)
Julia C. Kahr(4)
Terry Klebe(3)(5)
Stephanie K. Mains(3)
Neil P. Simpkins(6)
Grant Gawronski(7)
Ivo Jurek(8)
Walter T. Lifsey(9)
David H. Naemura(10)
Jamey S. Seely(11)
Directors and executive officers as a group (12 persons)(12)

*	Represents less than 1%.
(1)

Reflects 112,216,476 ordinary shares represented by depositary receipts directly held by Blackstone Capital Partners (Cayman) VI L.P., 371,540 ordinary shares represented by depositary receipts directly held by Blackstone Family Investment Partnership (Cayman) VI—ESC L.P., 108,509,467 ordinary shares represented by depositary receipts directly held by Blackstone GTS Co-Invest L.P. and 22,887,900 ordinary shares represented by depositary receipts directly held by BTO Omaha Holdings L.P. (together, the “Blackstone Funds”).

The general partner of each of Blackstone Capital Partners (Cayman) VI L.P. and Blackstone GTS Co-Invest L.P. is Blackstone Management Associates (Cayman) VI L.P. The general partners of each of Blackstone Management Associates (Cayman) VI L.P. and Blackstone Family Investment Partnership (Cayman) VI—ESC L.P. are BCP VI GP L.L.C. and Blackstone LR Associates (Cayman) VI Ltd.

The general partner of BTO Omaha Holdings L.P. is BTO Omaha Manager L.L.C. The managing member of BTO Omaha Manager L.L.C. is Blackstone Tactical Opportunities Management Associates (Cayman) L.P. The general partners of Blackstone Tactical Opportunities Management Associates (Cayman) L.P. are BTO GP L.L.C. and Blackstone Tactical Opportunities LR Associates (Cayman) Ltd.

Blackstone Holdings III L.P. is the sole member of each of BCP VI GP L.L.C. and BTO GP L.L.C. and the controlling shareholder of each of Blackstone LR Associates (Cayman) VI Ltd. and Blackstone Tactical Opportunities LR Associates (Cayman) Ltd. The general partner of Blackstone Holdings III L.P. is Blackstone Holdings III GP L.P. The general partner of Blackstone Holdings III GP L.P. is Blackstone Holdings III GP Management L.L.C. The sole member of Blackstone Holdings III GP Management L.L.C. is The Blackstone Group Inc. (f/k/a The Blackstone Group L.P.). The controlling shareholder of The

Blackstone Group Inc. is Blackstone Group Management L.L.C. Blackstone Group Management L.L.C. is wholly-owned by Blackstone’s senior managing directors and controlled by its founder, Stephen A. Schwarzman. Each of such Blackstone entities (other than each of the Blackstone Funds to the extent they directly hold securities reported herein) and Mr. Schwarzman may be deemed to beneficially own the shares beneficially owned by the Blackstone Funds directly or indirectly controlled by it or him, but each disclaims beneficial ownership of such shares. The address of Mr. Schwarzman and each of the other entities listed in this footnote is c/o The Blackstone Group Inc., 345 Park Avenue, New York, New York 10154.

(2)	Mr. Calhoun is a Senior Managing Director of The Blackstone Group. Mr. Calhoun disclaims beneficial ownership of any ordinary shares owned directly or indirectly by the Blackstone Funds.
(3)	Does not include unvested RSUs held by our non-employee directors in connection with their service as directors.
(4)	Ms. Kahr is a Senior Managing Director of The Blackstone Group. Ms. Kahr disclaims beneficial ownership of any ordinary shares owned directly or indirectly by the Blackstone Funds.
(5)

Includes (i)             ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days and (ii)             ordinary shares owned by Mr. Klebe. Does not include deferred restricted stock units that are vested or will vest within 60 days that will convert to ordinary shares and generally be delivered to Mr. Klebe on the first day of the 7th month following his termination as a director.

(6)	Mr. Simpkins is a Senior Managing Director of The Blackstone Group. Mr. Simpkins disclaims beneficial ownership of any ordinary shares owned directly or indirectly by the Blackstone Funds.
(7)	Includes (i) ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days and (ii) ordinary shares owned by Mr. Gawronski.
(8)	Includes (i) ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days and (ii) ordinary shares owned by Mr. Jurek.
(9)	Includes ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days.
(10)	Includes (i) ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days and (ii) ordinary shares owned by Mr. Naemura.
(11)	Includes (i) ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days and (ii) ordinary shares owned by Ms. Seely.
(12)

Shares shown as beneficially owned by directors and executive officers as a group: (i) reflect             ordinary shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days;             ordinary shares and (ii) does not include             deferred restricted stock units that are vested or will vest within 60 days that are described in footnote 5 above.

SHAREHOLDER PROPOSALS

Shareholders wishing to include proposals in the proxy materials in relation to our annual general meeting to be held on or about May 14, 2020, must submit the same in writing, by mail, first-class postage pre-paid, to Gates Industrial Corporation plc, 1144 Fifteenth Street, Denver, CO 80202, Attention: General Counsel, which must be received at our executive office on or before December 12, 2019. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to shareholders’ proposals.

Shareholders who intend to present a proposal at the 2020 annual general meeting, without including such proposal in our proxy statement, must provide our General Counsel with written notice of such proposal on or before February 25, 2020, in accordance with Rule 14a-4(c). If the requirements of such rule are not followed, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such shareholder proposal or nomination.

OTHER MATTERS

Our Board of Directors does not know of any matter to be brought before the GM other than the matters set forth in the Notice of General Meeting of Shareholders and matters incident to the conduct of the GM. If any other matter should properly come before the GM, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

Jamey Seely

Executive Vice President, General Counsel and

Corporate Secretary

August     , 2019

SHAREHOLDER RESOLUTIONS FOR THE GENERAL MEETING

Proposal 1—Ordinary Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties

RESOLVED THAT,

a)

the form of share repurchase contracts (the “Share Repurchase Contracts”), copies of which are appended to this Proxy Statement, for the purchase by the Company of such number of its Ordinary Shares, nominal value $0.01 each at such prices as may be agreed pursuant to the terms of a Share Repurchase Contract be and are hereby approved, and the directors be and are hereby authorized to enter into any Share Repurchase Contract negotiated and agreed with a Bank (as defined in subsection (b) below); and

b)

the counterparties with whom the Company may enter into a Share Repurchase Contract, being the counterparties (or their subsidiaries, successors or affiliates from time to time) included in the Proxy Statement (the “Banks”) be, and each hereby is, approved, provided that, unless previously renewed, varied or revoked by the Company at a general meeting, this authority shall expire on the fifth anniversary of the GM.

Proposal 2—Special Resolution to Amend the Articles of Association of the Company to Authorize the Issuance of a New Class or Classes of Shares, Including Preference Shares, subject to the limit on the authority of the Board of Directors to allot new shares of the Company set forth therein and Make Other Non-Substantive Changes

RESOLVED THAT, with effect from the end of the GM, the articles of association produced to the meeting and signed by the Chairperson for the purpose of identification, are adopted as the articles of association of the Company in substitution for, and to the exclusion of, the Company’s existing articles of association.

APPENDIX A

FORM OF SHARE REPURCHASE CONTRACT

This Agreement is made on [●] between:

Gates Industrial Corporation plc (“Gates”)

1144 Fifteenth Street

Denver, CO 80202

Registered No. 10980824

and

(the “Counterparty”)

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of Gates, par value $0.01 per share (the “Ordinary Shares”), for subsequent sale and delivery to Gates under the terms of this Agreement as follows:

1

The Counterparty shall purchase Ordinary Shares within the facilities of the Depositary Trust Company (the “DTC System”) up to the quantity and purchase price level advised by telephone from an authorized person at Gates, such authorized person(s) to be notified in writing to the Counterparty by Gates from time to time (each, an “Authorized Person”).

2	Unless otherwise instructed, Ordinary Shares will be purchased in accordance with all applicable laws and regulations, including (without limitation) in accordance with:

2.1

the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”). The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorized Person from time to time following the execution of this Agreement;

2.2	the time of purchase limitations of Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act;

2.3	the price of purchase limitations of Rule 10b-18(b)(3) of the Exchange Act; and

2.4	the manner of purchase limitations of Rule 10b-18(b)(1) of the Exchange Act.

3	Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS) or in over-the-counter (OTC) transactions.

4	Before purchases commence under this Agreement, Gates will have officially disclosed the repurchase program to the public to the extent required by applicable law, rule or regulation.

5

Gates represents that the purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will not violate or contravene any legal, regulatory or contractual restriction applicable to Gates or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act.

6	Daily purchase information will be provided to Gates by phone or e-mail, and trade confirmations will be sent by e-mail or fax the following day.

7	Gates’ tax identification number is 98-1395184.

8	Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed upon by Gates and the Counterparty.

9	Notices for the attention of Gates shall be sent to:

Gates Industrial Corporation plc

1144 Fifteenth Street

Denver, CO 80202

Attention: Jamey S. Seely, Executive Vice President, General Counsel and Corporate Secretary

Telephone: (303) 744-1911

Facsimile: (303) 744-4500

Email: Jamey.Seely@gates.com

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Edgar J. Lewandowski; Jonathan R. Ozner

Telephone: (212) 455-2000

Facsimile: (212) 455-2502

Email: elewandowski@stblaw.com; jozner@stblaw.com

Notices for the attention of the Counterparty shall be sent to the address notified in writing to Gates by the Counterparty.

10

The Counterparty shall (including, without limitation, by liaising with Computershare Trust Company, N.A. (or its successor or assign) as transfer agent and registrar of Gates (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to Gates is transmitted or delivered by DWAC (Deposit/Withdrawal at Custodian) or similar means of transmission so that, on the transfer of the Ordinary Share to Gates, such Ordinary Share is withdrawn from the DTC System (in particular by removing any Ordinary Share deposited with the depositary of the DTC System, Cede & Co.) and Gates receives the Ordinary Share in record form (collectively, the “Gates Record Shares”).

11

In accordance with Paragraph 10, the Counterparty shall sell, and Gates shall purchase, such Gates Record Shares, and following such purchase and delivery, Gates shall be registered as the record holder of such Gates Record Shares, or such Gates Record Shares shall otherwise be cancelled. Gates shall be responsible for any United Kingdom stamp duty or stamp duty reserve tax that is due in respect of the purchase of the Gates Record Shares from the Counterparty.

12

The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Gates Record Shares to Gates in accordance with the terms of this letter.

13

Gates will pay for any and all Gates Record Shares purchased by it in accordance with Paragraph 11 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Gates Record Shares. Any commission payable by Gates in respect of the delivery of the Gates Record Shares shall be agreed in writing from time to time between Gates and the Counterparty, and shall be paid to the Counterparty by Gates on delivery of the Gates Record Shares. The relevant bank account details of the Counterparty shall be provided to Gates by the Counterparty in writing from time to time.

14	The Counterparty and Gates each acknowledge and agree that:

14.1

Prior to an acquisition by Gates under Paragraph 11 hereof, Gates shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;

14.2

Nothing in this letter is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

14.3

The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect the purchases of shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

15	This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.

Gates Industrial Corporation plc	Counterparty
By:	By:
Name:	Name:
Title:	Title:

APPENDIX B

Rule 10b5-1 Repurchase Plan

Rule 10b5-1 Repurchase Plan, dated                     , 20     (the “Repurchase Plan”), between Gates Industrial Corporation plc (the “Corporation”) and                     (the “Counterparty”). Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.

WHEREAS, the Corporation desires to establish this Repurchase Plan to purchase its Ordinary Shares, par value $0.01 per share (the “Ordinary Shares”); and

WHEREAS, the Corporation desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan;

NOW, THEREFORE, the Corporation and the Counterparty hereby agree as follows:

1

Prior to the commencement of transactions contemplated by this repurchase plan the parties shall agree in writing in a form substantially as set forth on Exhibit A hereto certain terms in respect of the proposed repurchase.

2

During the Trading Period, the Counterparty shall purchase as principal Ordinary Shares within the facilities of the Depositary Trust Company (the “DTC System”) having a maximum aggregate value of no more than the Total Repurchase Amount. On each day during the Trading Period (each, a “Trading Day”) on which the New York Stock Exchange (the “Exchange”) is open for trading, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000, using its reasonable efforts to purchase such Ordinary Shares at a price equal to the volume weighted average price for such Trading Day’s trading session. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price.

3

The Counterparty shall (including without limitation, by liaising with Computershare Trust Company, N.A. (or its successor or assign) as transfer agent and registrar of the Corporation (the “Transfer Agent”)) procure that any Ordinary Share to be sold by the Counterparty to the Corporation is transmitted or delivered by DWAC (Deposit/Withdrawal at Custodian) or similar means of transmission so that, on the transfer of the Ordinary Share to the Corporation, such Ordinary Share is withdrawn from the DTC System (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Corporation receives the Ordinary Share in record form (collectively, the “Record Shares”).

4

In accordance with Paragraph 3, the Counterparty shall sell, and the Corporation shall purchase all such Record Shares, and following such purchase and delivery, the Corporation shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Corporation shall be responsible for any United Kingdom stamp duty or stamp duty reserve tax that is due in respect of the purchase of the Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Corporation in accordance with the terms of this Repurchase Plan.

5

The Corporation will pay for any Record Shares purchased by it in accordance with Paragraph 4 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares. Any commission payable by the Corporation in respect of the delivery of the Record Shares shall be set forth on Exhibit A, and shall be paid to the Counterparty by the Corporation on delivery of the Record Shares. The relevant bank account details of the Counterparty or its designee shall be provided to the Corporation by the Counterparty in writing from time to time.

6	The Repurchase Plan shall terminate upon the earliest of:

6.1	the repurchase of the Total Repurchase Amount contemplated by the Repurchase Plan, as set forth in Paragraph 2;

6.2	the close of business on the last day of the Trading Period;

6.3	the close of business on the second business day following the date of receipt by the Counterparty of notice of early termination, delivered by the Corporation by fax to , attention: or by e-mail to ;

6.4

the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, or the taking of any corporate action by the Corporation to authorize or commence any of the foregoing; and

6.5

the public announcement of a tender or exchange offer for the Ordinary Shares or of a merger, acquisition, recapitalization or other similar business combination or transaction as a result of which the Ordinary Shares would be exchanged for or converted into cash, securities or other property.

7

The Counterparty shall comply with the requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the “Exchange Act”) in connection with purchases of the Ordinary Shares in the open market pursuant to this Repurchase Plan. The Corporation agrees not to take any action that would cause purchases not to comply with Rule 10b-18, Rule 10b5-1 or Regulation M under the Exchange Act.

8

The Corporation confirms that, on the date hereof that (a) it is not aware of material, non-public information with respect to the Corporation or the Ordinary Shares, (b) it is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act or other applicable securities laws, (c) it understands the proscriptions of Rule 10b5-1 in respect of offsetting and hedging transactions, (d) it will not disclose to any persons at the Counterparty effecting purchases under the Repurchase Plan any information regarding the Corporation that might influence the execution of the Repurchase Plan and (e) it will inform the Counterparty as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Repurchase Plan by the Counterparty or by the Corporation and of the occurrence of any event that would cause the Repurchase Plan to end or be suspended as contemplated in Paragraph 6.

9	If the Counterparty must suspend purchases of Ordinary Shares under this Repurchase Plan on a particular day for any of the following reasons:

9.1	a day specified by the Repurchase Plan is not a day on which the Ordinary Shares trade regular way on the Exchange;

9.2	trading of the Ordinary Shares on the Exchange is suspended for any reason; or

9.3

the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it or to the Corporation (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18), the Counterparty will resume purchases in accordance with this Agreement on the next day specified in the Repurchase Plan after the condition causing the suspension of purchases has been resolved.

10

It is the intent of the Corporation and the Counterparty that this Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.

11	The Repurchase Plan may be signed in counterparts, each of which will be an original.

12

The Repurchase Plan and any attachment together constitute the entire agreement between the Corporation and the Counterparty and supersede any prior agreements or understandings regarding the Repurchase Plan.

13	All notices given by the parties under this Repurchase Plan will be as follows:

13.1	If to the Counterparty:

[Name]

[Address]

Attention: [●]

Telephone: [●]

Facsimile: [●]

Email: [●]

13.2	If to the Corporation:

Gates Industrial Corporation plc

1144 Fifteenth Street

Denver, CO 80202

Attention: Jamey S. Seely, Executive Vice President, General Counsel and Corporate

Secretary

Telephone: (303) 744-1911

Facsimile: (303) 744-4500

Email: Jamey.Seely@gates.com

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Edgar J. Lewandowski; Jonathan R. Ozner

Telephone: (212) 455-2000

Facsimile: (212) 455-2502

Email: elewandowski@stblaw.com; jozner@stblaw.com

14

The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Paragraph 2 shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Corporation that occurs during the term of this Repurchase Plan.

15

Except as otherwise set forth in this Repurchase Plan, the Corporation acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Corporation will not attempt to exercise any authority, influence or control over such purchases. The Counterparty agrees not to seek advice from the Corporation with respect to the manner in which it executes purchases under this Repurchase Plan.

16	The Counterparty and the Corporation each acknowledge and agree that:

16.1

Prior to an acquisition by the Corporation pursuant to Paragraph 4, the Corporation shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by the Counterparty pursuant to this Repurchase Plan;

16.2

Nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and

16.3

The Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in “riskless principal transactions” as defined in Rule 10b-18(a)(12) of the Exchange Act.

17	This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

Gates Industrial Corporation plc

By:
Name:
Title:

Acknowledged and Agreed:
[Counterparty]

By:
Name:
Title:

Exhibit A

The Counterparty and the Corporation shall hereby agree that the following terms shall have the following meanings:

“Limit Price” shall mean a per share price of US$            .

“Maximum Amount” is the maximum purchase amount in a single trading day and shall mean US$            .

“Trading Period” shall mean the period commencing on             and terminating at close of business on             .

“Total Repurchase Amount” is the maximum aggregate purchase amount in the Trading Period and shall mean US$            .

Commission paid under this Repurchase Plan shall equal $             per Record Share sold to the Corporation.

APPENDIX C

THE COMPANIES ACT 2006

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of

Gates Industrial Corporation plc

Company number: 10980824

As at ~~23 May~~[●], 2019

Page
1	Preliminary	C-6
2	Interpretation	C-6
3	Liability of members	C-9
4	Change of name	C-9
SHARE CAPITAL		C-9
5	Allotment of shares and special rights	C-9
6	Commissions on issue of shares	C-10
7	Reduction of capital	C-10
8	Fractions arising on consolidation or subdivision	C-10
9	Capitalization of profits and reserves	C-11
10	Trusts not recognized	C-12
SHARE CERTIFICATES		C-12
11	Issue of share certificates	C-12
12	Form of share certificate	C-12
13	Replacement of share certificates	C-12
14	Consolidated and balance share certificates	C-13
SHARES NOT HELD IN CERTIFICATED FORM		C-13
15	~~UncertIficated~~Uncertificated shares	C-13
CALLS ON SHARES		C-14
16	Sums due on shares	C-14
17	Power to differentiate between holders	C-14
18	Calls	C-15
19	Liability for calls	C-15
20	Interest on overdue amounts	C-15
21	Payment of calls in advance	C-15
FORFEITURE AND LIEN		C-15
22	Notice on failure to pay a call	C-15
23	Forfeiture for non-compliance	C-16
24	Disposal of forfeited shares	C-16
25	Holder to remain liable despite forfeiture	C-16
26	Lien on partly-paid shares	C-17
27	Sale of shares subject to lien	C-17
28	Evidence of forfeiture	C-18
VARIATION OF RIGHTS		C-18
29	Manner of variation of rights	C-18
30	Matters not constituting variation of rights	C-19
TRANSFER OF SHARES		C-19
31	Form of transfer	C-19
32	Right to refuse registration	C-19
33	No fee on registration	C-20
TRANSMISSION OF SHARES		C-20
34	Persons entitled to shares on death	C-20
35	Election by persons entitled by transmission	C-20
36	Rights of persons entitled by transmission	C-21
37	Prior notices binding	C-21
UNTRACED SHAREHOLDERS		C-21
38	Untraced shareholders	C-21

GENERAL MEETINGS		C-22
39	Annual General Meetings	C-22
40	Convening of General Meetings	C-22
NOTICE OF GENERAL MEETINGS		C-22
41	Length and form of notice	C-22
PROCEEDINGS AT GENERAL MEETINGS		C-23
42	Chairperson	C-23
43	Requirement for Quorum	C-24
44	Adjournment	C-24
45	Notice of adjourned meeting	C-24
46	Amendments to resolutions	C-24
47	Security arrangements and orderly conduct	C-25
48	Satellite meeting places	C-25
48A	Electronic meetings	C-26
POLLS		C-26
49	Demand for poll	C-26
50	Procedure on a poll	C-27
51	Timing of poll	C-27
VOTES OF MEMBERS		C-28
52	Votes attaching to shares	C-28
53	Votes of joint holders	C-28
54	Validity and result of vote	C-28
PROXIES AND CORPORATE REPRESENTATIVES		C-28
55	Appointment of proxies	C-28
56	Multiple Proxies	C-29
57	Form of proxy	C-29
58	Deposit of form of proxy	C-29
59	Rights of proxy	C-30
60	Termination of proxy’s authority	C-30
61	Corporations acting by representatives	C-30
DEFAULT SHARES		C-30
62	Restriction on voting in particular circumstances	C-30
DIRECTORS		C-32
63	Number of Directors	C-32
64	Share qualification	C-32
65	Remuneration of Directors	C-32
66	Directors’ expenses	C-32
67	Directors’ pensions and other benefits	C-32
68	Appointment of executive Directors and Chairperson	C-32
69	Powers of executive Directors	C-33
APPOINTMENT AND RETIREMENT OF DIRECTORS		C-33
70	Methods of appointing Directors	C-33
71	Retirement at Annual General Meetings	C-34
72	Termination of office	C-35
73	Removal of Director by resolution of Company	C-35
MEETINGS AND PROCEEDINGS OF DIRECTORS		C-36
74	Convening of meetings of Directors	C-36
75	Quorum	C-36
76	Chairperson	C-36
77	Number of Directors below minimum	C-36
78	Directors’ written resolutions	C-36
79	Validity of proceedings	C-37

DIRECTORS’ INTERESTS		C-37
80	Authorization of Directors’ interests	C-37
81	Permitted Interests	C-38
82	Investor Directors	C-39
83	Restrictions on quorum and voting	C-39
84	Confidential Information	C-41
85	Directors’ interests—general	C-41
POWERS OF DIRECTORS		C-42
86	General powers	C-42
87	Provision for employees on cessation or transfer of business	C-42
88	Bank mandates	C-42
89	Borrowing	C-42
DELEGATION OF POWERS		C-42
90	Appointment and constitution of committees	C-42
91	Local boards and managers	C-43
92	Appointment of attorney	C-43
93	Alternate Directors	C-43
SECRETARY		C-44
94	Secretary	C-44
95	The Seal	C-44
AUTHENTICATION OF DOCUMENTS		C-45
~~97~~96	Authentication of documents	C-45
OVERSEAS BRANCH		C-45
~~98~~97	Overseas branch	C-45
DIVIDENDS		C-45
~~99~~98	Declaration of final dividends	C-45
~~100~~99	Fixed and interim dividends	C-45
~~101~~100	Distribution in specie	C-46
~~102~~101	Ranking of shares for dividend	C-46
~~103~~102	Manner of payment of dividends	C-46
~~104~~103	Record date for dividends	C-47
~~105~~104	No interest on dividends	C-47
~~106~~105	Retention of dividends	C-47
~~107~~106	Unclaimed dividend	C-47
~~108~~107	Waiver of dividend	C-48
~~109~~108	Calls or debts may be deducted	C-48
SCRIP DIVIDENDS		C-48
~~110~~109	Scrip dividends	C-48
ACCOUNTS		C-49
~~111~~110	Accounting records	C-49
COMMUNICATIONS WITH MEMBERS		C-50
~~112~~111	Service of notices	C-50
~~113~~112	Communication with joint holders	C-50
~~114~~113	Deceased and bankrupt members	C-51
~~115~~114	Failure to supply address	C-51
~~116~~115	Suspension of postal services	C-52
~~117~~116	Signature or authentication of documents sent by electronic means	C-52
~~118~~117	Statutory provisions as to notices	C-52
WINDING UP		C-52
~~119~~118	Directors’ power to petition	C-52
DESTRUCTION OF DOCUMENTS		C-53
~~120~~119	Destruction of documents	C-53

DIRECTORS’ LIABILITIES		C-54
~~121~~120	Indemnity	C-54
~~122~~121	Insurance	C-54
~~123~~122	Defence expenditure	C-55
~~124~~123	Forum	C-55
~~125~~124	Depositary interests other than DTC	C-55

The Companies Act 2006

PUBLIC COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

of Gates Industrial Corporation plc

(the “Company”)

1	PRELIMINARY

Neither the regulations in The Companies (Model Articles) Regulations 2008 nor any other articles or regulations prescribing forms of articles which may apply to companies under the Act or any former enactment relating to companies shall apply to the Company.

2	INTERPRETATION

2.1	In these Articles (if not inconsistent with the subject or context):

“Act” means the Companies Act 2006;

“address” means any address or number (including, in the case of any Uncertificated Proxy Instruction, an identification number of a participant in the relevant system) used for the purposes of sending or receiving notices, documents or information by electronic means and/or by means of a website;

“Affiliate” has the meaning given to it in Rule 12b-2 promulgated under the Exchange Act, as in effect on the date hereof;

“Annual General Meeting” means a General Meeting held as the Company’s annual general meeting in accordance with ~~S~~section 336 of the Act;

“Beneficially Own” has the meaning given to it in Rule 13d-3 promulgated under the Exchange Act~~, and “Beneficial Ownership” shall be construed accordingly~~;

“Board” means the Board of Directors of the Company from time to time;

“clear days” means a period of notice of the specified length excluding the day on which the notice is served or deemed to be served and the day for which the notice is given;

“Company Communications Provisions” has the same meaning as in ~~S~~section 1143 of the Act;

“Depositary” means any depositary, clearing agency, custodian, nominee or similar entity appointed under arrangements entered into by the Company or otherwise approved by the Board that holds, or is interested directly or indirectly, including through a nominee, in, shares, or rights or interests in respect thereof, and which issues certificates, instruments, securities or other documents of title, or maintains accounts, evidencing or recording the entitlement of the holders thereof, or account holders, to or to receive such shares, rights or interests;

“Depositary Interest” means any certificate, instrument, security, depositary receipt, or other document of title issued or created, or interest recorded in an account maintained, by a Depositary to evidence or record the entitlement of the holder, or account holder, to or to receive shares, or rights or interests in respect thereof;

“Depositary Interest Holder” means the holder of a Depositary Interest;

“Directors” means the Directors of the Company;

“DTC” means The Depository Trust Company and any Affiliate or nominee therefore, including Cede & Co., and any successors thereto;

“electronic form” has the same meaning as in section 1168 of the Act;

“electronic General Meeting” means a General Meeting hosted on an electronic platform, whether that General Meeting is physically hosted at a specific location simultaneously or not;

“electronic means” has the same meaning as in section 1168 of the Act;

“electronic platform” means any form of electronic platform and includes, without limitation, website addresses, application technology and conference call systems;

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time;

“General Meeting” means any general meeting of the Company, including any General Meeting held as the Company’s Annual General Meeting;

“Group” means the Company and every subsidiary and holding company of the Company and of each such subsidiary and holding company;

“hard copy form” has the same meaning as in section 1168 of the Act;

“holder” means, in relation to shares, the person whose name is entered in the register of members as the holder of the shares;

“holding company” has the meaning given in section 1159 of the Act;

~~“Investor Designee” has the meaning set given to it in Article 70.3;~~

“in writing” means written or produced by any substitute for writing (including anything in electronic form) or partly one and partly another;

“Investor Designator” means the Investor, or any group of Investors collectively, then holding a majority of Ordinary Shares held by all Investors;

“Investor Designee” has the meaning set given to it in Article 70.3;

“Investor Entities” means the Investors and their Affiliates and their respective successors;

“Investors” means the parties to any shareholders’ agreement in respect of the Company entered into from time to time, and “Investor” means any one of them;

~~“in writing” means written or produced by any substitute for writing (including anything in electronic form) or partly one and partly another;~~

“IPO” the underwritten initial public offering by the Company of its Ordinary Shares;

“month” means calendar month;

“Office” means the registered office of the Company for the time being;

“Operator” means the operator of a relevant system (as defined in the Uncertificated Securities Regulations) or the transfer agent of the Company (as applicable);

“Ordinary Shares” means the ordinary shares of $0.01 each in the capital of the Company, and any securities issued in respect thereof, or in substitution therefor, in connection with any share split, dividend or combination, or any reclassification, recapitalization, merger, consolidation or similar transaction;

“paid” means paid or credited as paid;

“participating security” means a share or other security which is permitted to be transferred by means of a relevant system;

“person entitled” in relation to a share means a person entitled to that share by reason of the death or bankruptcy of a member or otherwise by operation of law;

“Pre-IPO Owners” means (a) the Investor Entities and (b) any other holders of Ordinary Shares in issue immediately prior to the closing of the IPO and, in each case, any Affiliate of any such holder that shall become a holder of any Ordinary Shares;

“Register” means the register of members of the Company;

“relevant system” means any computer-based system, and procedures, permitted by the Uncertificated Securities Regulations or other applicable regulations, which enable title to shares or other securities to be evidenced and transferred without a written instrument and which facilitate supplementary and incidental matters;

“Rights” has the meaning given to it in Article 5.1;

“Seal” means the common seal of the Company;

“Secretary” means the secretary of the Company and any person appointed by the Directors to perform any of the duties of the secretary, including a joint, assistant or deputy secretary;

“Securities Seal” means an official seal kept by the Company for sealing securities issued by the Company, or for sealing documents creating or evidencing securities so issued, as permitted by the Act;

“subsidiary” has the meaning given in section 1159 of the Act;

“these Articles” means these Articles of Association as from time to time altered;

“Total Number of Directors” means the total number of Directors from time to time;

“Transfer Office” means the place where the Register is situated for the time being;

“Uncertificated Proxy Instruction” means a properly authenticated dematerialized instruction, and/or other instruction or notification, sent by means of a relevant system to a participant in that system acting on behalf of the Company as the Directors may prescribe, in such form and subject to such terms and conditions as may from time to time be prescribed by the Directors (subject always to the facilities and requirements of the relevant system);

“Uncertificated Securities Regulations” means the Uncertificated Securities Regulations (2001) (as amended);

“United States” means the United States of America; and

~~“Voting Rights” means the voting rights attaching to any shares which are generally exercisable at General Meetings of the Company; and~~

“year” means calendar year.

2.2

Any reference to issued shares of any class (whether of the Company or of any other company) shall not include any shares of that class held as treasury shares except where the contrary is expressly provided.

2.3

Words denoting the singular shall include the plural and vice versa. Words denoting the masculine shall include the feminine. Words denoting persons shall include bodies corporate and unincorporated associations.

2.4	References to an Article are to a numbered paragraph of these Articles.

2.5	The words “including” and “include” and words of similar effect shall not be deemed to limit the general effect of the words which precede them.

2.6

References to any statute or statutory provision shall be construed as relating to any statutory modification or re-enactment thereof for the time being in force (whether coming into force before or after the adoption of these Articles).

2.7

References to a share (or to a holding of shares) being in certificated or uncertificated form are references, respectively, to that share being a certificated or an uncertificated unit of a security for the purposes of the Uncertificated Securities Regulations.

2.8	Subject to Article 29.2, the provisions of these Articles relating to General Meetings and to the proceedings at such meetings shall apply to separate meetings of a class of shareholders.

2.9	References to a person being present at a General Meeting include a person present by corporate representative.

2.10

Except as provided above, any words or expressions defined in the Act or the Uncertificated Securities Regulations shall (if not inconsistent with the subject or context) bear the same meanings in these Articles.

2.11

A reference to writing or written includes references to any method of representing or reproducing words in a legible and non-transitory form whether sent or supplied in an electronic form or otherwise.

3	LIABILITY OF MEMBERS

The liability of each member is limited to the amount (if any) for the time being unpaid on the shares held by that member.

4	CHANGE OF NAME

The Company may change its name by resolution of the Directors.

SHARE CAPITAL

5	ALLOTMENT OF SHARES AND SPECIAL RIGHTS

5.1

In accordance with section 551 of the Act, the Directors are generally and unconditionally authorized to allot shares in the Company or grant rights to subscribe for or to convert any security into shares in the Company (the “Rights”) up to an aggregate nominal amount of $30,000,000.00, provided that this authority shall, unless renewed, varied or revoked by the Company, expire on the date which is five years from the date of the adoption of these Articles, save that the Company may, before such expiry, make an offer or agreement which would or might require shares to be allotted or Rights to be granted and the Directors may allot shares or grant Rights in pursuance of such offer or agreement notwithstanding that the authority conferred by this resolution has expired.

5.2

The Directors are generally empowered to allot equity securities (as defined in section 560 of the Act) as if section 561(1) of the Act did not apply to any such allotment, provided that this power shall: (i) be limited to the allotment of equity securities up to an aggregate nominal amount of $30,000,000.00; and (ii) unless renewed, varied or revoked by the Company, expire on the date which is five years from the date of the adoption of these Articles, save that the Company may, before such expiry, make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.

5.3	The provisions set forth in Articles 5.1 and 5.2 may be renewed at any meeting of the members of the Company.

5.4

Without prejudice to any rights attached to any existing shares and subject to the Act, the Company may issue any shares, with ~~such rights or restrictions as determined by either the Company by ordinary resolution or, if the Company passes a resolution to so authorize~~

~~them,~~nominal value in any currency and with, or attach to them, such powers, designations, preferences, voting rights, rights and terms of redemption and relative participating, optional or other special rights and qualifications, limitations and restrictions attaching thereto as the Directors may determine, including rights to (a) receive dividends (which may include rights to receive preferential or cumulative dividends), (b) distributions made on a winding up of the Company and (c) be convertible into, or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares, at such price or prices (subject to the Act) or at such rates of exchange and with such adjustments as may be determined by the Directors.

5.5

Subject to the Act, these Articles and any resolution of the Company, the Directors may offer, allot (with or without conferring a right of renunciation), grant options over or otherwise deal with or dispose of any shares to such persons, at such times and generally on such terms as the Directors may decide.

5.6

The Company may issue any shares which are to be redeemed, or are liable to be redeemed at the option of the Company or the holder, on such terms and in such manner ~~as the Company may determine by ordinary resolution~~ as may be determined by the Directors and the Directors may determine the terms, conditions and manner of redemption of any such shares.

6	COMMISSIONS ON ISSUE OF SHARES

The Company may in connection with the issue of any shares or the sale for cash of treasury shares exercise all powers of paying commission and brokerage permitted by the Act. Such payment may be in cash, by allotting fully or partly paid shares or other securities, or partly in one way and partly in the other.

7	REDUCTION OF CAPITAL

The Company may by special resolution reduce its share capital, share premium account, capital redemption reserve or redenomination reserve in any way permitted by the Act.

8	FRACTIONS ARISING ON CONSOLIDATION OR SUBDIVISION

8.1

If, as the result of consolidation, consolidation and division or sub division of shares, members would become entitled to fractions of a share, the Directors may on behalf of the members deal with the fractions as they think fit. Subject to the Act, the Directors may, in effecting divisions and/or consolidations, treat a member’s shares held in certificated form and uncertificated form as separate holdings. In particular, the Directors may:

8.1.1

aggregate fractional entitlements and sell any resulting shares to a person or persons (including, subject to the Act, to the Company) and distribute the net proceeds of sale in due proportion amongst the persons entitled or, if the Directors decide, some or all of the sum raised on a sale may be retained for the benefit of the Company; or

8.1.2

subject to the Act, allot or issue to a member credited as fully paid by way of capitalization the minimum number of shares required to round up his holding of shares to a number which, following consolidation, consolidation and division or sub division, leaves a whole number of shares (such allotment or issue being deemed to have been effected immediately before consolidation, consolidation and division or sub division, as the case may be).

8.2

To give effect to a sale pursuant to Article 8.1.1 above the Directors may arrange for the shares representing the fractions to be entered in the register as certificated shares. The Directors may also authorize a person to transfer the shares to, or to the direction of, the purchaser. The purchaser is not bound to see to the application of the purchase money and the title of the transferee to the shares is not affected by an irregularity or invalidity in the proceedings connected with the sale.

8.3

If shares are allotted or issued pursuant to Article 8.1.2 above, the amount required to pay up those shares may be capitalized as the Directors think fit out of amounts standing to the credit of reserves (including a share premium account, capital redemption reserve and profit and loss account), whether or not available for distribution, and applied in paying up in full the appropriate number of shares. A resolution of the Directors capitalizing part of the reserves has the same effect as if the capitalization had been declared by ordinary resolution of the Company pursuant to Article 9. In relation to the capitalization the Directors may exercise all the powers conferred on it by Article 9 without an ordinary resolution of the Company.

9	CAPITALIZATION OF PROFITS AND RESERVES

9.1	If so authorized by an ordinary resolution, the Directors may:

9.1.1

capitalize any sum standing to the credit of any of the Company’s reserve accounts (including any share premium account, capital redemption reserve or any other reserve or fund (whether or not it is available for distribution)); and

9.1.2	capitalize any sum standing to the credit of the profit and loss account that is not required for payment of any preferential dividend.

9.2

Unless the ordinary resolution passed in accordance with Article 9.1 states otherwise the Directors shall set aside such capitalized sum for the holders of ordinary shares (“entitled members”), in proportion to the number of ordinary shares held by them on the date that the resolution is passed in accordance with Article 9.1 or such other date as set out in or calculated in accordance with such resolution, or in such other proportions as stated, or fixed as stated, in the resolution.

9.3

The Directors may apply such capitalized sum in paying up new ordinary shares (or, subject to any special rights previously conferred on any shares or class of shares, new shares of any other class). The Company shall then allot such shares credited as fully paid to the entitled members or as they may direct. For the purposes of this Article 9.3, unless the ordinary resolution passed in accordance with Article 9.1 provides otherwise, if the Company holds treasury shares on the date determined in accordance with Article 9.3.2,

9.3.1	it shall be treated as an entitled member; and

9.3.2	all ordinary shares held by it as treasury shares shall be included in determining the proportions in which the capitalized sum is set aside.

9.4	To the extent a capitalized sum is appropriated from profits available for distribution it may also be applied:

9.4.1	in or towards paying up any amounts unpaid on existing shares held by the entitled members; or

9.4.2	in paying up new debentures of the Company which are then allotted credited as fully paid to the entitled members or as they may direct; or

9.4.3	a combination of the two.

9.5	The Directors may:

9.5.1

make such provisions as they think fit for any fractional entitlements which might arise on a capitalization (including to disregard fractional entitlements or for the benefit of them to accrue to the Company); and

9.5.2

authorize any person to enter into an agreement with the Company on behalf of all of the entitled members in relation to the issue of shares or debentures pursuant to this Article 9. Any agreement made under such authority shall be binding on the entitled members.

10	TRUSTS NOT RECOGNIZED

Except as required by law and these Articles, the Company is not obliged to recognize any person as holding any share upon any trust nor any other right in respect of any share, except the holder’s absolute right to the share and the rights attaching to it.

SHARE CERTIFICATES

11	ISSUE OF SHARE CERTIFICATES

11.1

The Company shall issue a share certificate to every person whose name is entered in the Register in respect of shares in certificated form, except where the Act allows the Company not to issue a certificate.

11.2	Subject to Article 13, the Company shall issue share certificates without charge.

11.3	The Company shall issue certificates within the time limit prescribed by the Act or, if earlier, within any time limit specified in the terms of the shares or under which they were issued.

11.4

Where shares are held jointly by several persons, the Company is not required to issue more than one certificate in respect of those shares, and delivery of a certificate to one joint holder shall be sufficient delivery to them all.

11.5	Each certificate must be in respect of one class of shares only. If a member holds more than one class of shares, separate certificates must be issued to that member in respect of each class.

11.6

Every share certificate sent in accordance with these Articles will be sent at the risk of the member or other person entitled to the certificate. The Company will not be responsible for any share certificate lost or delayed in the course of delivery.

12	FORM OF SHARE CERTIFICATE

12.1

Every share certificate shall be executed by the Company by affixing the Seal or the Securities Seal (or, in the case of shares on a branch register, an official seal for use in the relevant territory) or otherwise in any manner permitted by the Act.

12.2

Notwithstanding the foregoing, any signatures on any share certificates need not be autographic but may be applied to the certificates by some electronic, mechanical or other means or may be printed on them.

12.3	Every share certificate shall specify the number and class of shares to which it relates, the nominal value of those shares, the amount paid up on them and any distinguishing numbers assigned to them.

13	REPLACEMENT OF SHARE CERTIFICATES

13.1

A member who has separate certificates in respect of shares of one class may request in writing that it be replaced with a consolidated certificate. The Company may comply with such request at its discretion.

13.2

A member who has a consolidated share certificate may request in writing that it be replaced with two or more separate certificates representing the shares in such proportions as the member may specify. The Company may comply with such request at its discretion.

13.3	If a share certificate is damaged or defaced or alleged to have been lost, stolen or destroyed, the member shall be issued a new certificate representing the same shares upon request.

13.4	No new certificate will be issued pursuant to this Article 13 unless the relevant member has:

13.4.1	first delivered the old certificate or certificates to the Company for cancellation; or

13.4.2	complied with such conditions as to evidence and indemnity as the Directors may think fit; and

13.4.3	paid such reasonable fee as the Directors may decide.

13.5	In the case of shares held jointly by several persons, any request pursuant to this Article 13 may be made by any one of the joint holders.

14	CONSOLIDATED AND BALANCE SHARE CERTIFICATES

14.1	If a member’s holding of shares of a particular class increases, the Company must issue that member with either:

14.1.1	a consolidated certificate in respect of all of the shares of that class held by that member; or

14.1.2	a separate certificate in respect of only the number of shares of that class by which that members holding has increased.

14.2

If only some of the shares comprised in a share certificate are transferred, or the member’s holding of those shares is otherwise reduced, the Company shall issue a new certificate for the balance of such shares.

14.3	No new certificate will be issued pursuant to this Article 14 unless the relevant member has:

14.3.1	first delivered any old certificate or certificates that represent any of the same shares to the Company for cancellation; or

14.3.2	complied with such conditions as to evidence and indemnity as the Directors may think fit and paid such reasonable fee as the Directors may decide.

SHARES NOT HELD IN CERTIFICATED FORM

15	UNCERTIFICATED SHARES

15.1	In this Article 15, the “relevant rules” means:

15.1.1	any applicable provision of the Act and the Uncertificated Securities Regulations about the holding, evidencing of title to, or transfer of shares other than in certificated form; and

15.1.2	any applicable legislation, rules or other arrangements made under or by virtue of such provision.

15.2	The provisions of this Article 15 have effect subject to the relevant rules. To the extent any provision of these Articles is inconsistent with the applicable relevant rules it must be disregarded.

15.3	Any share or class of shares of the Company may be issued or held on such terms, or in such a way, that:

15.3.1	title to it or them is not, or must not be, evidenced by a certificate; or

15.3.2	it or they may or must be transferred wholly or partly without a certificate.

15.4	The Directors have power to take such steps as they think fit in relation to:

15.4.1	the evidencing of and transfer of title to uncertificated shares (including in connection with the issue of such shares);

15.4.2	any records relating to the holding of uncertificated shares;

15.4.3	the conversion of certificated shares into uncertificated shares; or

15.4.4	the conversion of uncertificated shares into certificated shares.

15.5	The Company may by notice in writing to the holder of a share require that share:

15.5.1	if it is uncertificated, to be converted into certificated form; or

15.5.2	if it is certificated, to be converted into uncertificated form,

to enable it to be dealt with in accordance with the Articles.

15.6	If:

15.6.1	the Articles give the Directors power to take action, or require other persons to take action, in order to sell, transfer or otherwise dispose of shares; and

15.6.2	uncertificated shares are subject to that power, but the power is expressed in terms which assume the use of a certificate or other written instrument,

the Directors may take such action as is necessary or expedient to achieve the same results when exercising that power in relation to uncertificated shares.

15.7

The Directors may take such action as they consider appropriate to achieve the sale, transfer, disposal, forfeiture, re-allotment or surrender of an uncertificated share or otherwise to enforce a lien in respect of it. This may include converting such share to certificated form.

15.8	Unless the Directors resolve otherwise, shares which a member holds in uncertificated form must be treated as separate holdings from any shares which that member holds in certificated form.

15.9	A class of shares must not be treated as two classes simply because some shares of that class are held in certificated form and others are held in uncertificated form.

15.10

The Company may be entitled to assume that entries on any record of securities maintained by it in accordance with the Uncertificated Securities Regulations and regularly reconciled with the relevant Operator register of securities are a complete and accurate reproduction of the particulars entered in the Operator register of securities, and shall accordingly not be liable in respect of any act or thing done or omitted to be done by or on behalf of the Company in reliance on such assumption. Any provision of these Articles which requires or envisages that action will be taken in reliance on information contained in the Register shall be construed to permit that action to be taken in reliance on information contained in any relevant record of securities (as so maintained and reconciled).

CALLS ON SHARES

16	SUMS DUE ON SHARES

16.1

For the purposes of these Articles, any sum (whether on account of the nominal value of the share or by way of premium) which by the terms of allotment of a share becomes payable upon allotment, or at any fixed date, shall be deemed to be a call duly made and payable on the date on which it is payable.

16.2

In case of non-payment, all the relevant provisions of these Articles as to payment of interest and expenses, forfeiture or otherwise shall apply as if such sum had become payable by virtue of a call duly made and notified.

17	POWER TO DIFFERENTIATE BETWEEN HOLDERS

On the allotment of shares, the Directors may provide that the amount of calls to be paid on those shares and the times of payment are different for different holders of those shares.

18	CALLS

18.1

Subject to the terms of allotment of the shares, the Directors may make a “call” by requiring a member to pay to the Company any money that is payable on the shares such member holds as at the date of the call.

18.2	A call shall be deemed to have been made at the time when the resolution of the Directors authorizing the call was passed.

18.3	Notice in writing of a call must be given to the relevant member and may specify the time or times and place where payment is required to be made.

18.4	A call may be made payable by instalments.

18.5

A member must pay to the Company the amount called on such member’s shares at the time or times and place specified, but is not required to do so until fourteen days have passed since the notice of call was sent.

18.6	A call may be wholly or partly revoked or postponed at any time before payment of it is made, as the Directors may decide.

19	LIABILITY FOR CALLS

19.1	The joint holders of a share shall be jointly and severally liable to pay all calls in respect of such share.

19.2	A person on whom a call is made remains liable for the call notwithstanding the subsequent transfer of the shares in respect of which the call was made.

20	INTEREST ON OVERDUE AMOUNTS

20.1

If a sum called in respect of a share is not paid by the time it is due for payment, the member from whom the sum is due shall pay interest on the sum from the time payment was due to the time of actual payment at such rate (not exceeding fifteen per cent per annum) as the Directors decide.

20.2	The Directors may waive payment of such interest wholly or in part at their discretion.

21	PAYMENT OF CALLS IN ADVANCE

21.1

Any member may pay to the Company all or any part of the amount (whether on account of the nominal value of the shares or by way of premium) uncalled and unpaid upon the shares held by such member. The Directors may accept or refuse such payment, as they think fit.

21.2	Any payment in advance of calls shall, to the extent of such payment, extinguish the liability upon the shares in respect of which it is made.

21.3	The Company may pay interest upon the money so received (until the same would but for such advance become payable) at such rate as the member paying such sum and the Directors may agree.

FORFEITURE AND LIEN

22	NOTICE ON FAILURE TO PAY A CALL

22.1	If a member fails to pay in full any call or instalment of a call on or before the due date for payment, the Directors may at any time serve a notice in writing on such member requiring payment of:

22.1.1	so much of the call or instalment as is due but unpaid;

22.1.2	any interest which may have accrued on the unpaid amount; and

22.1.3	any expenses incurred by the Company by reason of such non-payment.

22.2	The notice shall state:

22.2.1	a date (not being less than seven days from the date of service of the notice) on or before which the payment is to be made;

22.2.2	the place where the payment is to be made; and

22.2.3	that in the event of non-payment the shares on which the call has been made will be liable to be forfeited.

23	FORFEITURE FOR NON-COMPLIANCE

23.1

If the requirements of any notice given pursuant to Article 22 are not complied with and all calls and interest and expenses due in respect of such share remain unpaid, any share in respect of which such notice has been given may be forfeited by a resolution of the Directors to that effect.

23.2	Such forfeiture shall include all dividends declared in respect of the forfeited share and not actually paid before forfeiture.

23.3	Where for the purposes of its disposal a forfeited share is to be transferred to any person:

23.3.1

in the case of a share in certificated form, the directors may authorize any person to execute an instrument of transfer and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as they think fit to effect the transfer; and

23.3.2	in the case of a share in uncertificated form, the directors may:

23.3.2.1

to enable the Company to deal with the share in accordance with the provisions of this article, require or procure any relevant person or the Operator (as applicable) to convert the share into certificated form; and

23.3.2.2

after such conversion, authorize any person to execute an instrument of transfer and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as they think fit to effect the transfer.

24	DISPOSAL OF FORFEITED SHARES

24.1

A share forfeited or surrendered shall become the property of the Company and may be sold, re-allotted or otherwise disposed of to any person (including the person who was before such forfeiture or surrender the holder of that share or entitled to it) on such terms and in such manner as the Directors shall think fit.

24.2	At any time before a sale, re-allotment or disposal, the forfeiture or surrender may be cancelled (and any expenses in respect of the share waived) on such terms as the Directors think fit.

24.3	The Directors may authorize any person to transfer a forfeited or surrendered share pursuant to this Article 24.

25	HOLDER TO REMAIN LIABLE DESPITE FORFEITURE

25.1	A person whose shares have been forfeited or surrendered shall:

25.1.1	cease to be a member in respect of those shares;

25.1.2	in the case of shares held in certificated form, surrender to the Company for cancellation the certificate for such shares; and

25.1.3

remain liable to pay to the Company all moneys which at the date of forfeiture or surrender were payable by such person to the Company in respect of the shares together with interest on such sum at a rate of fifteen per cent per annum (or such lower rate as the Directors may decide) from the date of forfeiture or surrender until the date of actual payment.

25.2

The Directors may at their absolute discretion enforce payment without any allowance for the value of the shares at the time of forfeiture or surrender or for any consideration received on their disposal. They may also waive payment in whole or in part.

26	LIEN ON PARTLY-PAID SHARES

26.1

The Company shall have a lien on every share that is not fully-paid for all moneys in respect of the share’s nominal value, or any premium at which it was issued, that have not been paid to the Company and are payable immediately or at a fixed time in the future, whether or not a call has been made on such sums.

26.2

The Company’s lien over a share takes priority over the rights of any third party and extends to any dividends or other sums payable by the Company in respect of that share (including any sale proceeds if that share is sold by the Company pursuant to these Articles).

26.3	The Directors may waive any lien which has arisen and may resolve that any share shall be exempt wholly or partially from the provisions of this Article 26 for such period as the Directors decide.

27	SALE OF SHARES SUBJECT TO LIEN

27.1	The Company may sell, in such manner as the Directors decide, any share in respect of which an enforcement notice has been given if that notice has not been complied with.

27.2	An enforcement notice:

27.2.1	may only be given if a sum in respect of which the lien exists is due and has not been paid;

27.2.2	must specify the share concerned;

27.2.3	must require payment of the sum due on a date not less than fourteen days from the date of the notice;

27.2.4	must be in writing and addressed to the holder of, or person entitled to, that share; and

27.2.5	must give notice of the Company’s intention to sell the share if the notice is not complied with.

27.3	Where for the purposes of its sale the said share is to be transferred to any person:

27.3.1

in the case of a share in certificated form, the Directors may authorize any person to execute an instrument of transfer and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as they think fit to effect the transfer; and

27.3.2	in the case of a share in uncertificated form, the Directors may:

(i)

to enable the Company to deal with the share in accordance with the provisions of this article, require or procure any relevant person or the Operator (as applicable) to convert the share into certificated form; and

(ii)

after such conversion, authorize any person to execute an instrument of transfer and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as they think fit to effect the transfer.

27.4	The net proceeds of such sale (after payment of the costs of the sale and of enforcing the lien) shall be applied:

27.4.1	first, in or towards payment or satisfaction of the amount in respect of which the lien exists, to the extent that amount was due on the date of the enforcement notice; and

27.4.2	secondly, to the person entitled to the shares immediately prior to the sale, provided that:

(i)

that person has first delivered the certificate or certificates in respect of the shares sold to the Company for cancellation or complied with such conditions as to evidence and indemnity as the Directors may think fit; and

(ii)

the Company shall have a lien over such proceeds (equivalent to that which existed upon the shares prior to the sale) in respect of sums which become or became due after the date of the enforcement notice in respect of the shares sold.

27.5	The transferee of the shares has no obligation to ensure that the purchase money is distributed in accordance with the Articles.

27.6	The transferee’s title to the shares shall not be affected by any irregularity in or invalidity of the forfeiture, surrender or sale proceedings.

28	EVIDENCE OF FORFEITURE

A statutory declaration that the declarant is a Director or the Secretary and that a share has been duly forfeited or surrendered or sold to satisfy a lien of the Company on a date stated in the declaration shall be conclusive evidence of the facts stated in it as against all persons claiming to be entitled to the share. Subject to compliance with any other transfer formalities required by the Articles or by law, such declaration shall constitute a good title to the share.

VARIATION OF RIGHTS

29	MANNER OF VARIATION OF RIGHTS

29.1	Whenever the share capital of the Company is divided into different classes of shares, the special rights attached to any class may be varied or abrogated:

29.1.1	with the consent in writing of the holders of three-quarters in nominal value of the issued shares of that class, excluding any shares held as treasury shares; or

29.1.2	with the sanction of a special resolution passed at a separate meeting of the holders of the shares of that class,

and may be so varied or abrogated either whilst the Company is a going concern or during or in contemplation of a winding-up.

29.2

The provisions of these Articles relating to General Meetings and to the proceedings at such meetings shall apply to separate meetings of a class of shareholders (with only such changes as are necessary), except that:

29.2.1	the necessary quorum at a separate meeting shall be at least two persons, holding or representing by proxy at least one-third in nominal value of the issued shares of the class;

29.2.2	at any adjourned meeting any holder of shares of the class present in person or by proxy shall be a quorum;

29.2.3	any holder of shares of the class present in person or by proxy may demand a poll;

29.2.4	every such holder shall on a poll have one vote for every share of the class held by the holder; and

29.2.5	if a meeting is adjourned for any reason including a lack of quorum, the adjourned meeting may be held less than ten clear days after the original meeting notwithstanding Article 43.2.

29.3

The provisions of this Article 29 shall apply to the variation or abrogation of the special rights attached to some only of the shares of any class as if each group of shares of the class differently treated form a separate class the special rights of which are to be varied.

30	MATTERS NOT CONSTITUTING VARIATION OF RIGHTS

For the avoidance of doubt, the rights attached to a class of shares are not, unless otherwise expressly provided for in the rights attaching to those shares, deemed to be varied by the creation, allotment or issue of further shares ranking in priority to, pari passu with or subsequent to them or by the purchase or redemption by the Company of its own shares in accordance with the Act.

TRANSFER OF SHARES

31	FORM OF TRANSFER

31.1	All transfers of shares which are in certificated form may be effected by transfer in writing in any usual or common form or in any other form acceptable to the Directors.

31.2	The instrument of transfer shall be signed by or on behalf of the transferor and, if any of the shares are not fully-paid shares, by or on behalf of the transferee.

31.3	The transferor shall remain the holder of the shares concerned until the name of the transferee is entered in the Register in respect of those shares.

31.4	All instruments of transfer which are registered may be retained by the Company.

31.5

Where any class of shares is, for the time being, a participating security, title to shares of that class which are recorded on an Operator register of members as being held in uncertificated form may be transferred by means of the relevant system concerned. The transfer may not be in favour of more than four transferees.

32	RIGHT TO REFUSE REGISTRATION

32.1	The Directors may decline to register any transfer of shares in certificated form unless:

32.1.1	the instrument of transfer is in respect of only one class of share;

32.1.2

the instrument of transfer is lodged at the Transfer Office accompanied by the relevant share certificate(s) or such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer or, if the instrument of transfer is executed by some other person on the transferor’s behalf, the authority of that person to do so;

32.1.3	it is fully paid;

32.1.4	it is for a share upon which the Company has no lien; and

32.1.5	it is duly stamped or duly certificated or otherwise shown to the satisfaction of the Directors to be exempt from stamp duty (if so required).

32.2	The Directors may also refuse to register an allotment or transfer of shares (whether fully paid or not) in favour of more than four persons jointly.

32.3

The directors may refuse to register a transfer of a share in uncertificated form to a person who is to hold it thereafter in certificated form in any case where the Company is entitled to refuse (or is excepted from the requirement) under the Uncertificated Securities Regulations or other applicable regulations to register the transfer.

32.4	When a transfer of shares has been lodged with the Company, the Company must either:

32.4.1	register the transfer, or

32.4.2	give the transferee notice of refusal to register the transfer, together with its reasons for the refusal,

as soon as practicable and in any event within two months after the date on which the transfer is lodged with it.

32.5

If the Directors refuse to register the transfer of a share, they shall as soon as reasonably practicable following the date on which the instrument of transfer was lodged with the Company (in the case of a transfer of a share in certificated form) or the date on which transfer instructions were received by the Company or the Operator (in the case of a transfer of a share in uncertificated form to a person who is to hold it thereafter in certificated form) send to the transferee the notice of refusal, together with their reasons for the refusal, within the time limit prescribed by the Act.

33	NO FEE ON REGISTRATION

No fee will be charged by the Company in respect of the registration of any transfer or other document relating to or affecting the title to any shares or otherwise for making any entry in the Register affecting the title to any shares.

TRANSMISSION OF SHARES

34	PERSONS ENTITLED TO SHARES ON DEATH

34.1	If a member dies the only persons the Company shall recognise as having any title to such member’s interest in the shares shall be:

34.1.1	the survivors or survivor where the deceased was a joint holder; and

34.1.2	executors or administrators of the deceased where the deceased was a sole or only surviving holder.

34.2	Nothing in this Article 34 shall release the estate of a deceased member (whether sole or joint) from any liability in respect of any share held by such member.

35	ELECTION BY PERSONS ENTITLED BY TRANSMISSION

35.1	A person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law may either:

35.1.1	be registered as holder of the share upon giving to the Company notice in writing to that effect; or

35.1.2	transfer such share to some other person,

upon supplying to the Company such evidence as the Directors may reasonably require showing such person’s title to the share.

35.2

All the limitations, restrictions and provisions of these Articles relating to the right to transfer and the registration of transfers of shares shall apply to any such notice or transfer as if the notice or transfer were a transfer made by the member registered as the holder of any such share.

36	RIGHTS OF PERSONS ENTITLED BY TRANSMISSION

36.1	A person becoming entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law:

36.1.1

subject to Article 36.1.2, shall be entitled to the same dividends and other advantages as a registered holder of the share upon supplying to the Company such evidence as the Directors may reasonably require to show such person’s title to the share; and

36.1.2	shall not be entitled to exercise any right in respect of the share in relation to General Meetings until such person has been registered as a member in respect of the share.

36.2

A person entitled to a share who has elected for that share to be transferred to some other person pursuant to Article 36.1.2 shall cease to be entitled to any rights or advantages in relation to such share upon that other person being registered as the holder of that share.

37	PRIOR NOTICES BINDING

If a notice is given to a member in respect of a share, a person entitled to that share is bound by the notice if it was given to the member before the name of the person entitled was entered into the Register.

UNTRACED SHAREHOLDERS

38	UNTRACED SHAREHOLDERS

38.1	The Company shall be entitled to sell the shares of a member, or a person entitled to those shares, if and provided that:

38.1.1

during the period of twelve years prior to the date of the publication of the advertisements referred to in Article 38.1.2 (or, if published on different dates, the first of them) at least three dividends in respect of the shares have become payable and no dividend in respect of those shares has been claimed;

38.1.2

the Company has inserted advertisements in both (i) a national newspaper in the United States and (ii) a newspaper circulating in the area in which the last known postal address of the member or other address for service notified to the Company is located, giving notice of its intention to sell the shares; and

38.1.3	during the period of three months following the publication of such advertisements the Company has received no communication from such member or person.

38.2	If the Company is entitled to sell any shares pursuant to Article 38.1, it shall do so at the best price reasonably obtainable at the time of sale.

38.3

Where a power of sale is exercisable over a share pursuant to this Article (a “Sale Share”), the Company may at the same time also sell any additional share issued in right of such Sale Share or in right of such an additional share previously so issued provided that the requirements of paragraphs 38.1.1 of this Article (as if the words “during the period of twelve years prior to the date of the publication” were omitted from paragraph 38.1.1 of this Article) shall have been satisfied in relation to the additional share.

38.4	To give effect to any such sale pursuant to this Article:

38.4.1

in the case of a share in certificated form, the directors may authorize any person to execute an instrument of transfer of the share to the purchaser or a person nominated by the purchaser and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as it thinks fit to effect the transfer; and

38.4.2	in the case of a share in uncertificated form, the directors may:

38.4.2.1

to enable the Company to deal with the share in accordance with the provisions of this article, require or procure any relevant person or the Operator (as applicable) to convert the share into certificated form; and

38.4.2.2

after such conversion, authorize any person to execute an instrument of transfer of the share to the purchaser or person nominated by the purchaser and take such other steps (including the giving of directions to or on behalf of the holder, who shall be bound by them) as it thinks fit to effect the transfer.

38.5	For the purpose of giving effect to any such sale the Directors may authorize any person to transfer the shares sold to the purchaser or its nominee.

38.6	The transferee’s title to the shares shall not be affected by any irregularity in or invalidity of the sale proceedings.

38.7	The transferee of the shares has no obligation to ensure that the purchase money is distributed in accordance with the Articles.

38.8

The net proceeds of such sale (after payment of the costs of the sale) shall belong to the Company. The Company shall be obliged to account to the former member or other person previously entitled for an amount equal to such proceeds and shall enter the name of such former member or other person in the books of the Company as a creditor for such amount. No trust shall be created in respect of the debt and no interest shall be payable in respect of it. The Company shall not be required to account for any money earned on the net proceeds, which may be employed in the business of the Company or invested in such investments as the Directors may from time to time think fit.

GENERAL MEETINGS

39	ANNUAL GENERAL MEETINGS

The Directors shall convene and the Company shall hold Annual General Meetings in accordance with the Act.

40	CONVENING OF GENERAL MEETINGS

The Directors shall determine whether a General Meeting is to be held as a physical General Meeting and/or an electronic General Meeting. The Directors may, and shall, on requisition in accordance with the Act, proceed to convene a General Meeting whenever and at such time and place, including on an electronic platform, as they shall determine.

NOTICE OF GENERAL MEETINGS

41	LENGTH AND FORM OF NOTICE

41.1	Notices of General Meetings shall include all information required to be included by the Act.

41.2

An Annual General Meeting shall be called by not less than 21 clear days’ notice. Subject to the Act, all other General Meetings shall be convened by not less than 14 clear days’ notice in writing, subject to compliance with the provisions of section 307A of the Act. Subject to the Act, the notice shall specify whether the General Meeting shall be a physical General Meeting and/or an electronic General Meeting. The notice shall also specify the time, date and place and/or electronic platform(s) of the General Meeting, which electronic platform(s) may vary from time to time and from meeting to meeting as the Directors, in their sole discretion, see fit.

41.3

A notice calling an Annual General Meeting shall state that the meeting is an annual general meeting and a notice convening a meeting to pass a special resolution shall specify the intention to propose the resolution as such and shall include the text of the resolution. Where the Company has given an electronic address in any notice of meeting, any document or information relating to proceedings at the meeting may be sent be electronic means to that address, subject to any conditions or limitation specified in the relevant notice of meeting.

41.4

Subject to the Act, to the provisions of these Articles and to any restrictions imposed on any shares, notice shall be given to every member and every director. The Company may determine that only those persons entered on the Register at the close of business on a day decided by the Company, such day being no more than twenty-one days before the day that notice of the meeting is sent, shall be entitled to receive such a notice. If a member is added to the Register after the day determined by the Company under this Article, this shall not invalidate the service of the notice, nor entitle such member to receive notice of the meeting.

41.5

For the purposes of determining which persons are entitled to attend or vote at a meeting, and how many votes such persons may cast, the Company must specify in the notice of the meeting a time, which shall not be more than 60 days (or, if less, the maximum period permitted by the Act) nor less than 10 days (or, if the maximum period permitted by the Act is less than 10 days, such date that is the maximum period permitted by the Act) before the date of the holding of such meeting, by which a person must be entered on the Register in order to have the right to attend or vote at the meeting.

41.6	Subject to the Act, if the Directors, in their absolute discretion, consider that it is impractical or unreasonable for any reason to hold a General Meeting:

41.6.1	on the date or at the time stated in the notice calling the meeting,

41.6.2	in the case of a physical General Meeting, at the place stated in the notice calling the meeting; or

41.6.3	in the case of an electronic General Meeting, on the electronic platform(s) stated in the notice calling the meeting,

they may move and/or postpone the General Meeting to another time and/or place and/or, if applicable, electronic platform(s). Subject to the Act, when a meeting is so moved and/or postponed, notice of the time and place and/or, if applicable, electronic platform(s) of the moved and/or postponed meeting shall (if practical) be placed in at least two national newspapers in the United States. Notice of the business to be transacted at such moved and/or postponed meeting is not required. The Directors must take reasonable steps to ensure that members trying to attend the General Meeting at the original time and/or place or on the original electronic platform(s) are informed of the new arrangements for the General Meeting. Proxy forms can be delivered as specified in Article 57. Any postponed and/or moved meeting may also be postponed and/or moved under this Article 41.

PROCEEDINGS AT GENERAL MEETINGS

42	CHAIRPERSON

The Chairperson of the Directors shall preside as Chairperson of any General Meeting at which he/she is present (as long as he/she is willing to do so). If he/she is not present or is unwilling, a Deputy Chairperson, failing whom any Director present and willing to act and, if more than one, chosen by the Directors present at the meeting, shall preside as Chairperson. If no Director is present within ten minutes after the time appointed for holding the meeting and willing to act as Chairperson, a member may be elected to be the Chairperson by a resolution of the Company passed at the meeting.

43	REQUIREMENT FOR QUORUM

43.1

No business other than the appointment of a Chairperson shall be transacted at any General Meeting unless a quorum is present at the time when the meeting proceeds to business. A quorum shall be present if members who together represent at least the majority of the voting rights of all the members entitled to vote at the relevant meeting are present in person or by proxy.

43.2

If within five minutes from the time appointed for a General Meeting (or such longer interval as the Chairperson of the meeting may think fit to allow) a quorum is not present, or if during the meeting a quorum ceases to be present, the meeting, if convened on the requisition of members, shall be dissolved or in any other case it shall stand adjourned to such day, time and place and/or electronic platform(s) as may have been specified for the purpose in the notice convening the meeting or (if not so specified) as the Directors may decide, provided that the adjourned meeting shall be held not less than ten clear days after the original General Meeting.

44	ADJOURNMENT

44.1	The Chairperson of any General Meeting at which a quorum is present may adjourn the meeting if:

44.1.1	the members consent to an adjournment by passing an ordinary resolution;

44.1.2	the Chairperson considers it necessary to restore order or to otherwise facilitate the proper conduct of the meeting; or

44.1.3

the Chairperson considers it necessary for the safety of the people attending the meeting (including if there is insufficient room at the meeting venue to accommodate everyone who wishes to, and is entitled to, attend).

44.2	The Chairperson of any General Meeting at which a quorum is present must adjourn the meeting if requested to do so by the meeting.

44.3

If the Chairperson adjourns a meeting the Chairperson may specify the time and place and/or electronic platform(s) to which it is adjourned. Where a meeting is adjourned without specifying a new time and place and/or electronic platform(s), the time and place and/or electronic platform(s) for the adjourned meeting shall be fixed by the Directors.

44.4	No business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

45	NOTICE OF ADJOURNED MEETING

When a meeting is adjourned for thirty days or more or without specifying a new time, not less than ten clear days’ notice of the adjourned meeting shall be given in accordance with Article 43 (making such alterations as necessary). Otherwise it shall not be necessary to give any such notice.

46	AMENDMENTS TO RESOLUTIONS

46.1

A special resolution to be proposed at a General Meeting may be amended by ordinary resolution provided that no amendment may be made other than an amendment to correct a patent, grammatical or clerical error or as may otherwise be permitted by law.

46.2	An ordinary resolution to be proposed at a General Meeting may be amended by ordinary resolution provided that:

46.2.1	in the opinion of the Chairperson of the meeting the amendment is within the scope of the business of the meeting as described and does not impose further obligations on the Company; and

46.2.2

notice in writing of the proposed amendment is given to the Company by a person entitled to vote at the General Meeting in question at least forty eight hours before the meeting or adjourned meeting (as the case may be) or the Chairperson in his absolute discretion decides that the amendment may be considered or voted on.

46.3

If an amendment is proposed to any resolution under consideration but is in good faith ruled out of order by the Chairperson of the meeting, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

47	SECURITY ARRANGEMENTS AND ORDERLY CONDUCT

47.1

The Directors may put in place such arrangements or restrictions as they think fit to ensure the safety and security of the attendees at a General Meeting and the orderly conduct of the meeting, including requiring attendees to submit to searches.

47.2	The Directors may refuse entry to, or remove from, a General Meeting any member, proxy or other person who fails to comply with such arrangements, restrictions or searches.

47.3	The Chairperson of a General Meeting may take such action as the Chairperson thinks fit to maintain the proper and orderly conduct of the meeting.

47.4	At any electronic General Meeting, the Chairperson may make any arrangement and impose any requirement or restriction as is:

47.4.1	necessary to ensure the identification of those taking part and the security of the electronic communication, and

47.4.2	proportionate to those objectives.

In this respect, the Directors are able to authorise any voting application, system or facility for electronic General Meetings as they see fit.

48	SATELLITE MEETING PLACES

48.1	Without prejudice to Article 48A, to facilitate the organization and administration of any General Meeting, the Directors may decide that the meeting shall be held at two or more locations.

48.2

For the purposes of these Articles any General Meeting taking place at two or more locations shall be treated as taking place where the Chairperson of the meeting presides (the “principal meeting place”) and any other location where that meeting takes place is referred to in these Articles as a “satellite meeting”.

48.3

A member present in person or by proxy at a satellite meeting may be counted in the quorum and may exercise all rights that they would have been able to exercise if they were present at the principal meeting place.

48.4	The Directors may make and change from time to time such arrangements as they shall in their absolute discretion consider appropriate to:

48.4.1	ensure that all members and proxies for members wishing to attend the meeting can do so;

48.4.2	ensure that all persons attending the meeting are able to participate in the business of the meeting and to see and hear anyone else addressing the meeting;

48.4.3	ensure the safety of persons attending the meeting and the orderly conduct of the meeting; and

48.4.4	restrict the numbers of members and proxies at any one location to such number as can safely and conveniently be accommodated there.

48.5

The entitlement of any member or proxy to attend a satellite meeting shall be subject to any such arrangements then in force and stated by the notice of meeting or adjourned meeting to apply to the meeting.

48.6

If there is a failure of communication equipment or any other failure in the arrangements for participation in the meeting at more than one place, the Chairperson may adjourn the meeting in accordance with Article 44.1.2. Such an adjournment will not affect the validity of such meeting, or any business conducted at such meeting up to the point of adjournment, or any action taken pursuant to such meeting.

48.7

A person (a “satellite chairperson”) appointed by the Directors shall preside at each satellite meeting. Every satellite chairperson shall carry out all requests made of the satellite chairperson by the Chairperson of the General Meeting, may take such action as the satellite chairperson thinks necessary to maintain the proper and orderly conduct of the satellite meeting and shall have all powers necessary or desirable for such purposes.

48A	ELECTRONIC MEETINGS

(a)

Without prejudice to Article 48, the Directors may resolve to enable persons entitled to attend an electronic General Meeting to do so by simultaneous attendance by electronic means with no member necessarily in physical attendance at the electronic General Meeting. The members or their proxies present shall be counted in the quorum for, and entitled to vote at, the General Meeting in question, and that meeting shall be duly constituted and its proceedings valid if the Chairperson of the General Meeting is satisfied that adequate facilities are available throughout the electronic General Meeting to ensure that members attending the electronic General Meeting who are not present together at the same place may, by electronic means, attend and participate in the business of the General Meeting. Nothing in these Articles prevents a General Meeting being held both physically and electronically.

(b)	If it appears to the Chairperson of the General Meeting that:

(i)	the electronic platform facilities at the principal meeting place or any satellite meeting place, or

(ii)	the electronic platform facilities or security at the electronic General Meeting,

have become inadequate for the purposes referred to in Article 48 or paragraph (a) above, then the Chairperson may, without the consent of the meeting, interrupt or adjourn the General Meeting. All business conducted at that General Meeting up to the time of that adjournment shall be valid. The provisions of Articles 44 and 45 shall apply to that adjournment.

(c)

In relation to an electronic General Meeting, the right of a member to participate in the business of any General Meeting shall include, without limitation, the right to speak, vote on a poll, be represented by a proxy and have access (including electronic access) to all documents which are required by the Act or these Articles to be made available at the meeting.

POLLS

49	DEMAND FOR POLL

49.1	For so long as any shares are held in a settlement system operated by DTC, any resolution put to the vote at a General Meeting must be decided on a poll.

49.2

All resolutions put to the members at electronic General Meetings shall be voted by poll, which poll votes may be cast by such electronic means as the Directors in their sole discretion deem appropriate for the purposes of the meeting.

49.3	Subject to Article 49.1, the Directors may decide in advance of any General Meeting that some or all of the resolutions to be put to the vote at a General Meeting will be decided on a poll.

49.4

At a physical General Meeting any resolution put to the vote shall be decided on a show of hands unless the Directors have decided pursuant to Article 49.3 (subject always to Article 49.1) that it will be decided on a poll or a poll is (before the resolution is put to the vote on a show of hands, or on the declaration of the result of the show of hands) demanded by:

49.4.1	the Chairperson of the meeting;

49.4.2	not less than five members present in person or by proxy and entitled to vote;

49.4.3

a member or members present in person or by proxy and representing not less than one-tenth of the total voting rights of all the members having the right to vote at the meeting (excluding the rights attaching to any shares held as treasury shares); or

49.4.4

a member or members present in person or by proxy and holding shares in the Company conferring a right to vote at the meeting being shares on which an aggregate sum has been paid up equal to not less than one-tenth of the total sum paid up on all the shares conferring that right (excluding any such shares held as treasury shares).

49.5

A demand for a poll may be withdrawn before the poll is taken but only with the consent of the Chairperson. A demand so withdrawn shall not be taken to have invalidated the result of a show of hands declared before the demand was made.

49.6

Unless a poll is demanded (and the demand is not duly withdrawn), a declaration by the Chairperson that the resolution has been carried, or carried by a particular majority, or lost or not carried by a particular majority, or an entry in respect of such a declaration in minutes of the meeting recorded in accordance with the Act shall be conclusive evidence of the fact without proof of the number or proportion of the rates recorded in favor of or against the resolution.

50	PROCEDURE ON A POLL

50.1	A poll shall be taken in such manner (including by use of ballot or voting papers or electronic means, or any combination of means) as the Chairperson of the meeting may direct.

50.2	The Chairperson of the meeting may appoint scrutineers (who need not be members) and may decide how and when the result of the poll is to be declared.

50.3	The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

50.4	On a poll, votes may be given either personally or by proxy and a person entitled to more than one vote need not use all his/her votes or cast all the votes he/she uses in the same way.

51	TIMING OF POLL

51.1

A poll demanded on the choice of a Chairperson or on a question of adjournment shall be taken immediately. A poll demanded on any other question shall be taken either immediately or at such subsequent time (not being more than thirty days from the date of the meeting) and place as the Chairperson may direct.

51.2

No notice need be given of a poll not taken immediately if the time and place at which it is to be taken are announced at the meeting at which it is demanded. In any other case, at least seven days’ notice must be given specifying the time and place at which the poll is to be taken.

VOTES OF MEMBERS

52	VOTES ATTACHING TO SHARES

52.1	Subject to Article 41.3 and to any special rights or restrictions as to voting attached by or in accordance with these Articles to any shares or any class of shares:

52.1.1	on a show of hands at a physical General Meeting, every member who is present in person and, subject to Article 52.1.2, every proxy present who has been duly appointed shall have one vote;

52.1.2

on a show of hands at a physical General Meeting, a proxy has one vote for and one vote against the resolution if the proxy has been duly appointed by more than one member entitled to vote on the resolution, and the proxy has been instructed:

(i)	by one or more of those members to vote for the resolution and by one or more other of those members to vote against it; or

(ii)	by one or more of those members to vote either for or against the resolution and by one or more other of those members to use his/her discretion as to how to vote, and

52.1.3	on a poll, every member who is present in person or by proxy shall have one vote for every share of which such member is the holder.

52.2

A proxy shall not be entitled to vote on a show of hands or on a poll where the member appointing the proxy would not have been entitled to vote on the resolution had such member been present in person.

53	VOTES OF JOINT HOLDERS

In the case of joint holders of a share the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names appear in the Register in respect of the share.

54	VALIDITY AND RESULT OF VOTE

54.1

No objection shall be raised as to the qualification of any voter or the admissibility of any vote except at the meeting or adjourned meeting at which the vote is tendered. Every vote not disallowed at such meeting shall be valid for all purposes. Any such objection shall be referred to the Chairperson of the meeting, whose decision shall be final and conclusive.

54.2	On a vote on a resolution at a meeting on a show of hands, a declaration by the Chairperson that the resolution:

54.2.1	has or has not been passed; or

54.2.2	has been passed with a particular majority,

or an entry in respect of such declaration in the minutes of the meeting recorded in accordance with the Act shall be conclusive evidence of that fact without proof of the number or proportion of the votes recorded in favor of or against the resolution. This Article 54 does not have effect if a poll is demanded in respect of the resolution (and the demand is not subsequently withdrawn).

PROXIES AND CORPORATE REPRESENTATIVES

55	APPOINTMENT OF PROXIES

55.1	A member is entitled to appoint a proxy to exercise all or any of such member’s rights to attend and to speak and vote at a General Meeting.

55.2	A proxy need not be a member of the Company.

56	MULTIPLE PROXIES

A member may appoint more than one proxy in relation to a meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by such member.

57	FORM OF PROXY

57.1	The appointment of a proxy must be in writing in any usual or common form or in any other form which the Directors may approve and:

57.1.1	in the case of an individual must either be signed by the appointer or the appointer’s attorney or authenticated in accordance with Article ~~117~~116; and

57.1.2

in the case of a corporation must be either given under its common seal or be signed on its behalf by an attorney or a duly authorized officer of the corporation or authenticated in accordance with Article ~~117~~116.

57.2

Any signature on or authentication of such appointment need not be witnessed. Where an appointment of a proxy is signed or authenticated in accordance with Article ~~117~~116 on behalf of the appointer by an attorney, the Company may treat that appointment as invalid unless the power of attorney or a notarially certified copy of the power of attorney is submitted to the Company.

58	DEPOSIT OF FORM OF PROXY

58.1

The appointment of a proxy must be received in the manner set out in or by way of note to, or in any document accompanying, the notice convening the meeting (or if no address is so specified, at the Transfer Office):

58.1.1

in the case of a meeting or adjourned meeting, not less than forty eight hours (excluding any part of a day that is not a working day) before the commencement of the meeting or adjourned meeting to which it relates;

58.1.2

in the case of a poll taken following the conclusion of a meeting or adjourned meeting, but not more than forty eight hours (excluding any part of a day that is not a working day) after it was demanded, not less than forty eight hours before the commencement of the meeting or adjourned meeting at which the poll was demanded; and

58.1.3

in the case of a poll taken more than forty eight hours (excluding any part of a day that is not a working day) after it was demanded, not less than twenty four hours before the time appointed for the taking of the poll, and in default shall not be treated as valid.

58.2

In relation to any shares in uncertificated form the Directors may permit a proxy to be appointed by electronic means or by means of a website in the form of an Uncertificated Proxy Instruction and may permit any supplement to, or amendment or revocation of, any Uncertificated Proxy Instruction to be made by a further Uncertificated Proxy Instruction. The Directors may prescribe the method of determining the time at which any Uncertificated Proxy Instruction is to be treated as received by the Company. The Directors may treat any Uncertificated Proxy Instruction purporting or expressed to be sent on behalf of a holder of a share as sufficient evidence of the authority of the person sending the instruction to send it on behalf of that holder.

58.3	Unless the contrary is stated on the proxy form, the appointment of a proxy shall be as valid for any adjournment of a meeting as it is for the meeting to which it relates.

58.4

The Directors may (and shall for so long as any shares are held in a settlement system operated by DTC or if and to the extent that the Company is required to do so by the Act) allow an appointment of proxy to be sent or supplied in electronic form subject to any conditions or limitations as the Directors may specify. Where the Company has given an electronic address in any instrument of proxy or invitation to appoint a proxy, any document or information relating to proxies for the meeting (including any document necessary to show the validity of, or otherwise relating to, an appointment of proxy, or notice of the termination of the authority of a proxy) may be sent by electronic means to that address, subject to any conditions or limitations specified in the relevant notice of meeting.

59	RIGHTS OF PROXY

Subject to the Act, a proxy shall have the right to exercise all or any of the rights of the proxy’s appointor, or (where more than one proxy is appointed by a member) all or any of the rights attached to the shares in respect of which such person is appointed the proxy to attend, and to speak and vote, at a General Meeting.

60	TERMINATION OF PROXY’S AUTHORITY

60.1

Neither the death or insanity of a member who has appointed a proxy, nor the revocation or termination by a member of the appointment of a proxy (or of the authority under which the appointment was made), shall invalidate the proxy or the exercise of any of the rights of the proxy, unless notice of such death, insanity, revocation or termination shall have been received by the Company in accordance with Article 60.2.

60.2

Any such notice of death, insanity, revocation or termination must be in writing and be received at the address or one of the addresses (if any) specified for receipt of proxies in, or by way of note to, or in any document accompanying, the notice convening the meeting to which the appointment of the proxy relates (or if no address is so specified, at the Transfer Office), not later than the last time at which an appointment of proxy should have been delivered or received in order to be valid for use at the relevant meeting or adjourned meeting or (in the case of a poll taken otherwise than at the meeting or on the same day as the meeting or adjourned meeting) for use on the holding of a poll at which the vote is cast.

61	CORPORATIONS ACTING BY REPRESENTATIVES

Subject to the Act, any corporation which is a member of the Company may by resolution of its Directors or other governing body authorize a person or persons to act as its representative or representatives at any General Meeting. A Director, the Secretary or another person authorized for the purpose by the Secretary may require a representative to produce a certified copy of the resolution of authorization before permitting him to exercise his powers.

DEFAULT SHARES

62	RESTRICTION ON VOTING IN PARTICULAR CIRCUMSTANCES

62.1

Unless the Directors resolve otherwise, no member shall be entitled in respect of any share held by such member to vote either personally or by proxy or to exercise any other right conferred by membership in relation to General Meetings if any call or other sum due from such member to the Company in respect of that share remains unpaid.

62.2

If any member, or any other person appearing to be interested in shares (within the meaning of Part 22 of the Act) held by such member, has been duly served with a notice under ~~S~~section 793 of the Act and is in default for a period of fourteen days in supplying to the Company the information required by that notice, then (unless the Directors otherwise determine) in respect of:

62.2.1	the shares comprising the shareholding account in the Register which comprises or includes the shares in relation to which the default occurred (all or the relevant number as appropriate of such shares being the “default shares”, which expression shall include any further shares which are issued in respect of such shares); and

62.2.2	any other shares held by the member,

the member shall not (for so long as the default continues) nor shall any transferee to whom any of such shares are transferred (other than pursuant to an approved transfer or pursuant to Article 62.3.2) be entitled to attend or vote either personally or by proxy at a General Meeting or to exercise any other right conferred by membership in relation to General Meetings.

62.3

Where the default shares represent 0.25 per cent or more of the issued shares of the class in question, the Directors may in their absolute discretion by notice in writing (a “direction notice”) to such member direct that:

62.3.1

any dividend or part of a dividend (including shares to be issued in lieu of a dividend) or other money which would otherwise be payable in respect of the default shares shall be retained by the Company without any liability to pay interest on it when such dividend or other money is finally paid to the member; and/or

62.3.2	no transfer of any of the shares held by such member shall be registered unless the transfer is an approved transfer or:

(i)	the member is not in default as regards supplying the information required; and

(ii)

the transfer is of part only of the member’s holding and, when presented for registration, is accompanied by a certificate by the member in a form satisfactory to the Directors to the effect that after due and careful enquiry the member is satisfied that none of the shares that are the subject of the transfer are default shares, provided that, in the case of shares in uncertificated form, the Directors may only exercise their discretion not to register a transfer if permitted to do so by the Act.

62.4

The Company shall send a copy of the direction notice to each other person appearing to be interested in the shares the subject of that direction notice, but the failure or omission by the Company to do so shall not invalidate such notice.

62.5

Any direction notice shall have effect in accordance with its terms for so long as the default in respect of which the direction notice was issued continues. Any direction notice shall cease to have effect at such time as the Directors decide. Within a period of one week of the default being duly remedied, the Directors shall decide that the relevant direction notice shall cease to have effect and shall give written notice of that fact to the member as soon as reasonably practicable.

62.6	Any direction notice shall cease to have effect in relation to any shares which are transferred by such member by means of an approved transfer or in accordance with Article 62.3.2.

62.7	For the purposes of this Article 62:

62.7.1

a person shall be treated as appearing to be interested in any shares if the member holding such shares has been served with a notice under ~~S~~section 793 of the Act and either (i) the member has named such person as being so interested or (ii) (after taking into account the response of the member to the said notice and any other relevant information) the Company knows or has reasonable cause to believe that the person in question is or may be interested in the shares, and

62.7.2	a transfer of shares is an “approved transfer” if:

(i)	it is a transfer of shares to an offeror by way or in pursuance of acceptance of a takeover offer (as defined in ~~S~~section 974 of the Act); or

(ii)	the Directors are satisfied that the transfer is made pursuant to a genuine sale of the whole of the beneficial ownership of the shares to a party unconnected with the member, or with any person appearing to be interested in such shares, including any such sale made through an investment exchange that has been granted recognition under the Financial Services and Markets Act 2000 or through a stock exchange outside the United Kingdom of Great Britain and Northern Ireland on which the Company’s shares are normally traded. For the purposes of this Article 62 any associate (as that term is defined in ~~S~~section 435 of the Insolvency Act 1986) shall be included amongst the persons who are connected with the member or any person appearing to be interested in such shares.

62.8	The provisions of this Article 62 are in addition and without prejudice to the provisions of the Act.

DIRECTORS

63	NUMBER OF DIRECTORS

Unless and until otherwise decided by the Company by ordinary resolution, the number of directors must not be less than two and is not subject to a maximum number.

64	SHARE QUALIFICATION

A Director shall not be required to hold any shares of the Company by way of qualification. A Director who is not a member of the Company shall nevertheless be entitled to attend and speak at General Meetings.

65	REMUNERATION OF DIRECTORS

Any Director who holds any executive office (including for this purpose the office of Chairperson or Deputy Chairperson whether or not such office is held in an executive capacity), or who serves on any committee of the Directors, or who otherwise performs services which in the opinion of the Directors are outside the scope of the ordinary duties of a Director, may be paid such extra remuneration by way of salary, commission or otherwise or may receive such other benefits as the Directors may determine.

66	DIRECTORS’ EXPENSES

The Company may repay to any Director all such reasonable expenses as that Director may incur in attending and returning from meetings of the Directors or of any committee of the Directors or General Meetings or separate meetings of any class of members or debentures or otherwise in connection with the business of the Company.

67	DIRECTORS’ PENSIONS AND OTHER BENEFITS

The Directors shall have power to pay and agree to pay remuneration, including gratuities, allowances, pensions or other retirement, superannuation, death, sickness or disability benefits, to, or to any person in respect of, a Director.

68	APPOINTMENT OF EXECUTIVE DIRECTORS AND CHAIRPERSON

68.1

The Directors may from time to time appoint one or more of them to be the holder of any executive office (or, where considered appropriate, the office of Chairperson or Deputy Chairperson) on such terms and for such period as they may (subject to the provisions of the Act) resolve and, without prejudice to the terms of any contract entered into in any particular case, may at any time revoke or vary the terms of any such appointment.

68.2	The appointment of any Director to any other executive office shall not automatically terminate if such Director ceases to be a Director for any reason, unless the contract or resolution under which such Director holds office shall expressly state otherwise, in which event such termination shall be without prejudice to any claim for damages for breach of any contract of service between such Director and the Company.

69	POWERS OF EXECUTIVE DIRECTORS

The Directors may entrust to and confer upon any Director holding any executive office any of the powers exercisable by them as Directors upon such terms and conditions and with such restrictions as they think fit, and either collaterally with or to the exclusion of their own powers. They may from time to time revoke, withdraw, alter or vary all or any of such delegated powers.

APPOINTMENT AND RETIREMENT OF DIRECTORS

70	METHODS OF APPOINTING DIRECTORS

70.1

Any person who is willing to act as a Director, and is permitted by law to do so, may be appointed to be a Director by the Company by ordinary resolution, provided that the appointment does not cause the number of Directors to exceed any fixed number as the maximum number of Directors.

70.2

The Investor Designator shall have the right, but not the obligation, to designate, and the individuals nominated for election as Directors by or at the direction of the Board or a duly-authorized committee thereof shall include, a number of individuals such that, following the election of any Directors and taking into account any Director continuing to serve as such without the need for re-election, the number of Investor Designees serving as Directors will be equal to: (i) if the Pre-IPO Owners collectively Beneficially Own 50 per cent~~.~~ or more of the Ordinary Shares in issue as of the record date for such meeting, the lowest whole number that is greater than 50 per cent~~.~~ of the Total Number of Directors; (ii) if the Pre-IPO Owners collectively Beneficially Own at least 40 per cent~~.~~ (but less than 50 per cent~~.~~) of the Ordinary Shares in issue as of the record date for such meeting, the lowest whole number that is greater than 40 per cent~~.~~ of the Total Number of Directors; (iii) if the Pre-IPO Owners collectively Beneficially Own at least 30 per cent~~.~~ (but less than 40 per cent~~.~~) of the Ordinary Shares in issue as of the record date for such meeting, the lowest whole number that is greater than 30 per cent~~.~~ of the Total Number of Directors; (iv) if the Pre-IPO Owners collectively Beneficially Own at least 20 per cent~~.~~ (but less than 30 per cent~~.~~) of the Ordinary Shares in issue as of the record date for such meeting, the lowest whole number that is greater than 20 per cent~~.~~ of the Total Number of Directors; and (v) if the Pre-IPO Owners collectively Beneficially Own at least 5 per cent~~.~~ (but less than 20 per cent~~.~~) of the Ordinary Shares in issue as of the record date for such meeting, the lowest whole number (such number always being equal to or greater than one) that is greater than 10 per cent~~.~~ of the Total Number of Directors.

70.3

If at any time the Investor Designator has designated fewer than the total number of individuals that the Investor Designator is then entitled to designate pursuant to Article 70.2, the Investor Designator shall have the right, at any time and from time to time, to designate such additional individuals which it is entitled to so designate, in which case, any individuals nominated by or at the direction of the Board or any duly-authorized committee thereof for election as Directors to fill any vacancy on the Board shall include such designees, and the Company shall use its best efforts to (x) effect the election of such additional designees, whether by increasing the size of the Board or otherwise, and (y) cause the election of such additional designees to fill any such newly-created vacancies or to fill any other existing vacancies. Each such individual whom the Investor Designator shall actually designate pursuant to this Article 70 and who is thereafter elected and qualifies to serve as a Director shall be referred to herein as a “Investor Designee”.

70.4	In the event that a vacancy is created at any time by the death, disability, retirement, removal or resignation of any Investor Designee, any individual nominated by or at the direction of the Board or any duly-authorized committee thereof to fill such vacancy shall be, and the Company shall use its best efforts to cause such vacancy to be filled, as soon as possible, by a new designee of the Investor Designator, and the Company shall take or cause to be taken, to the fullest extent permitted by law, at any time and from time to time, all actions necessary to accomplish the same.

70.5

The Company shall, to the fullest extent permitted by law, include in the slate of nominees recommended by the Board at any meeting of members called for the purpose of electing Directors, the persons designated by the Investor Designee pursuant to this Article 70 and use its best efforts to cause the election of each such designee to the Board, including nominating each such individual to be elected as a Director as provided herein, recommending such individual’s election and soliciting proxies or consents in favor thereof. In the event that any Investor Designee shall fail to be elected to the Board at any meeting of members called for the purpose of electing Directors, the Company shall use its best efforts to cause such Investor Designee (or a new designee of the Investor Designator) to be elected to the Board as soon as possible and the Company shall take or cause to be taken, to the fullest extent permitted by law, at any time and from time to time, all actions necessary to accomplish the same, including, without limitation, actions to effect an increase in the Total Number of Directors.

70.6

In addition to any vote or consent of the Board or the members of the Company required by applicable law or these Articles or other organizational document of the Company, and notwithstanding anything to the contrary in any shareholders’ agreement in respect of the Company entered into from time to time, for so long as any such shareholders’ agreement is in effect, any action by the Board to increase or decrease the Total Number of Directors (other than any increase in the Total Number of Directors in connection with the election of one or more Directors elected exclusively by the holders of one or more classes of the Company’s shares other than Ordinary Shares) shall require the prior written consent of the Investor Designator.

70.7

Where two or more individuals are proposed to be appointed at a General Meeting of the Company pursuant to Article 70.1, unless the members have previously approved otherwise at that General Meeting, the appointments must not be proposed as a single resolution and must be proposed as separate resolutions in accordance with section 160 of the Act.

70.8

The Company may by ordinary resolution elect, and the Directors shall have the power at any time to appoint, any person to be a Director to fill a casual vacancy, provided that: (i) if the Pre-IPO Owners collectively Beneficially Own less than 30 per cent~~.~~ of the Ordinary Shares for the time being in issue then a casual vacancy may only be filled by the Directors (and not by the Company by ordinary resolution); and (ii) the Total Number of Directors shall not exceed the maximum number (if any) fixed by or in accordance with these articles.

71	RETIREMENT AT ANNUAL GENERAL MEETINGS

71.1	At each Annual General Meeting, each Director then in office shall retire from office with effect from the conclusion of the meeting. A retiring Director shall be eligible for re-election.

71.2

Where a Director retires at an Annual General Meeting in accordance with Article 71.1, or otherwise, the Company may at the meeting by ordinary resolution fill the office being vacated by electing the retiring Director. In the absence of such a resolution the retiring Director shall nevertheless be deemed to have been re-elected except in any of the following cases:

71.2.1	where at such meeting a resolution for the re-election of such Director is put to the meeting and lost;

71.2.2	where such Director is ineligible for re-election or has given notice in writing to the Company that he/she is unwilling to be re-elected; or

71.2.3	where a resolution to elect such Director is void by reason of contravention of ~~S~~section 160 of the Act (whereby at a General Meeting a motion for the appointment of two or more persons as Directors by a single resolution must not be made unless a resolution that it should be made has first been agreed to by the meeting without any vote being given against it).

71.3

The retirement shall not have effect until the conclusion of the meeting except where a resolution is passed to elect some other person in the place of the retiring Director or a resolution for the retiring Director’s re-election is put to the meeting and lost. Accordingly a retiring Director who is re-elected or deemed to have been re-elected will continue in office without a break.

72	TERMINATION OF OFFICE

72.1	The office of a Director is terminated if:

72.1.1	the Director becomes prohibited by law from acting as a Director or ceases to be a Director by virtue of any provision of the Act;

72.1.2	the Company has received notice in writing of the Director’s resignation or retirement from office and such resignation or retirement from office has taken effect in accordance with its terms;

72.1.3	the Director has retired at an Annual General Meeting in accordance with Article 71.1, or otherwise, and any of Articles 71.2.1, 71.2.2 or 71.2.3 applies;

72.1.4

the Director has a bankruptcy order made against him/her, compounds with his/her creditors generally or applies to the court for an interim order under ~~S~~section 253 of the Insolvency Act 1986 in connection with a voluntary arrangement under that Act or any analogous event occurs in relation to the Director in another country;

72.1.5

an order is made by any court claiming jurisdiction in that behalf on the ground (however formulated) of mental disorder for the Director’s detention or for the appointment of another person (by whatever name called) to exercise powers with respect to the Director’s property or affairs;

72.1.6	the Director is absent from meetings of the Directors for six consecutive months without permission and the Directors have resolved that the Director’s office be vacated;

72.1.7	notice in writing of termination is served or deemed served on the Director and that notice is given by all the Director’s co-Directors for the time being; or

72.1.8

in the case of a Director other than any Director holding an executive office, if the Directors resolve to require the Director to resign and the Director fails to do so within thirty days of notification of such resolution being served or deemed served on the Director.

72.2

If a Director holds an appointment to an executive office which automatically terminates on termination of the Director’s office as Director, the Director’s removal from office pursuant to this Article 72 shall be deemed an act of the Company and shall have effect without prejudice to any claim for damages for breach of any contract of service between the Director and the Company.

73	REMOVAL OF DIRECTOR BY RESOLUTION OF COMPANY

In accordance with and subject to the provisions of the Act, the Company may remove any Director from office by ordinary resolution of which special notice has been given and elect another person in place of a Director so removed from office. Such removal may take place notwithstanding any provision of these Articles or of any agreement between the Company and such Director, but shall be without prejudice to any claim the Director may have for damages for breach of any such agreement.

MEETINGS AND PROCEEDINGS OF DIRECTORS

74	CONVENING OF MEETINGS OF DIRECTORS

74.1

Subject to the provisions of these Articles, the Directors may meet together for the despatch of business, adjourn and otherwise regulate their proceedings as they think fit. At any time any Director may, and the Secretary at the request of a Director shall, call a meeting of the Directors by giving notice to the other Directors. Notice need not be in writing and may be given personally or by word of mouth or sent (including by electronic means) to any address provided by the Director.

74.2	Any Director may waive notice of any meeting and any such waiver may be retroactive.

74.3

The Directors shall be deemed to meet together if they are in separate locations, but are linked by conference telephone or other communication equipment which allows those participating to hear and speak to each other.

75	QUORUM

75.1

The quorum necessary for the transaction of business of the Directors shall be a majority of the Directors then in office. A meeting of the Directors at which a quorum is present shall be competent to exercise all powers and discretions for the time being exercisable by the Directors.

75.2

If a quorum is not present within half an hour of the time appointed for the meeting or if a quorum ceases to be present during the course of the meeting, the Director(s) present shall adjourn the meeting to a specified time and place not less than one day after the original date. The quorum necessary for the transaction of business of the Directors at such adjourned meeting may be fixed from time to time by the Directors and unless so fixed at any other number shall be two.

76	CHAIRPERSON

76.1

The Directors may elect from their number a Chairperson, a Deputy Chairperson (or two or more Deputy Chairmen) and a Senior Independent Director, and decide the period for which each is to hold office. If no Chairperson or Deputy Chairperson has been appointed or if at any meeting of the Directors no Chairperson or Deputy Chairperson is present within five minutes after the time appointed for holding the meeting, the Senior Independent Director shall be chairperson of the meeting, or, if no Senior Independent Director has been appointed or the Senior Independent Director is not present at such time, the Directors present may choose one of their number to be chairperson of the meeting.

76.2

If at any time there is more than one Deputy Chairperson the right, in the absence of the Chairperson, to preside at a meeting of the Directors or of the Company shall be determined as between the Deputy Chairmen present (if more than one) by seniority in length of appointment or otherwise as resolved by the Directors.

77	NUMBER OF DIRECTORS BELOW MINIMUM

If and so long as the number of Directors is reduced below the minimum number fixed by or in accordance with these Articles the continuing Directors or Director may act for the purpose of appointing such number of additional Directors as is required to meet the minimum or of summoning General Meetings, but not for any other purpose. If no Directors or Director is able or willing to act, then any two members may summon a General Meeting for the purpose of appointing Directors.

78	DIRECTORS’ WRITTEN RESOLUTIONS

78.1	Any Director may, and the Secretary at the request of a Director shall, propose a written resolution by giving written notice to the other Directors.

78.2	A Directors’ written resolution is adopted when all the Directors who would have been entitled to vote on such resolution if it had been proposed at a meeting of the Directors have:

78.2.1	signed one or more copies of it; or

78.2.2	otherwise indicated their agreement to it in writing.

78.3	A Directors’ written resolution is not adopted if the number of Directors who have signed it is less than the quorum for Directors’ meetings.

78.4	Once a Directors’ written resolution has been adopted, it must be treated as if it had been a resolution passed at a Directors’ meeting in accordance with the Articles.

79	VALIDITY OF PROCEEDINGS

All acts done by any meeting of Directors, or of any committee or sub-committee of the Directors, or by any person acting as a member of any such committee or sub-committee, shall as regards all persons dealing in good faith with the Company be valid, notwithstanding that there was some defect in the appointment of any Director or any such persons, or that any such persons were disqualified or had vacated office, or were not entitled to vote.

DIRECTORS’ INTERESTS

80	AUTHORIZATION OF DIRECTORS’ INTERESTS

80.1

For the purposes of ~~S~~section 175 of the Act, the Directors shall have the power to authorize any matter which would or might otherwise constitute or give rise to a breach of the duty of a Director to avoid a situation in which the Director has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the Company.

80.2	Authorization of a matter under this Article 80 shall be effective only if:

80.2.1

the matter in question shall have been proposed for consideration at a meeting of the Directors, in accordance with the Directors’ normal procedures or in such other manner as the Directors may resolve;

80.2.2

any requirement as to the quorum at the meeting of the Directors at which the matter is considered is met without counting the Director in question and any other interested Director (together the “Interested Directors”); and

80.2.3	the matter was agreed to without the Interested Directors voting or would have been agreed to if the votes of the Interested Directors had not been counted.

80.3	Any authorization of a matter under this Article 80 may:

80.3.1	extend to any actual or potential conflict of interest which may arise out of the matter so authorized;

80.3.2	be subject to such conditions or limitations as the Directors may resolve, whether at the time such authorization is given or subsequently; and

80.3.3	be terminated by the Directors at any time,

and a Director shall comply with any obligations imposed on the Director by the Directors pursuant to any such authorization.

80.4

A Director shall not, save as otherwise agreed by such Director, be accountable to the Company for any benefit which the Director (or a person connected with the Director) derives from any matter authorized by the Directors under this Article 80 and any contract, transaction or arrangement relating to such a matter shall not be liable to be avoided on the grounds of any such benefit.

81	PERMITTED INTERESTS

81.1	Subject to compliance with Article 81.2, a Director, notwithstanding such Director’s office, may have an interest of the following kind:

81.1.1

where a Director (or a person connected with the Director) is a director or other officer of, or employed by, or otherwise interested (including by the holding of shares) in any Relevant Company (as defined below);

81.1.2

where a Director (or a person connected with the Director) is a party to, or otherwise interested in, any contract, transaction or arrangement with a Relevant Company, or in which the Company is otherwise interested;

81.1.3

where the Director (or a person connected with the Director) acts (or any firm of which the Director is a partner, employee or member acts) in a professional capacity for any Relevant Company (other than as Auditor) whether or not the Director (or such person or firm) is remunerated for such work;

81.1.4

where a Director is or becomes a director or officer of any other body corporate in which the Company does not have an interest if that cannot reasonably be regarded as likely to give rise to a conflict of interest at the time of the Director’s appointment as director or officer of that other body corporate;

81.1.5	where a Director has an interest which cannot reasonably be regarded as likely to give rise to a conflict of interest;

81.1.6	where a Director has an interest, or a transaction or arrangement giving rise to an interest, of which the Director is not aware; or

81.1.7	where a Director has any other interest authorized by ordinary resolution.

No authorization under Article 80 shall be necessary in respect of any such interest.

81.2

A Director shall declare the nature and extent of any interest permitted under Article 81.1, and not falling within Article 81.3, at a meeting of the Directors or in such other manner as the Directors may resolve.

81.3	No declaration of an interest shall be required by a Director in relation to an interest:

81.3.1	falling within Article 81.1.5 or Article 81.1.6;

81.3.2

if, or to the extent that, the other Directors are already aware of such interest (and for this purpose the other Directors are treated as aware of anything of which they ought reasonably to be aware); or

81.3.3

if, or to the extent that, it concerns the terms of the Director service contract (as defined in ~~S~~section 227 of the Act) that have been or are to be considered by a meeting of the Directors, or by a committee of Directors appointed for the purpose under these Articles.

81.4

A Director shall not, save as otherwise agreed by the Director, be accountable to the Company for any benefit which the Director (or a person connected with the Director) derives from any such contract, transaction or arrangement or from any such office or employment or from any interest in any Relevant Company or for such remuneration, each as referred to in Article 81.1, and no such contract, transaction or arrangement shall be liable to be avoided on the grounds of any such interest or benefit.

81.5	For the purposes of this Article 81, “Relevant Company” shall mean:

81.5.1	the Company;

81.5.2	a subsidiary undertaking of the Company;

81.5.3	any holding company of the Company or a subsidiary undertaking of any such holding company;

81.5.4	any body corporate promoted by the Company; or

81.5.5	any body corporate in which the Company is otherwise interested.

82	INVESTOR DIRECTORS

82.1

In addition to the provisions of Article 81 and subject to article 82.3, a Director who is not an employee of the Group shall be authorized for the purposes of section 175 of the Act to act or continue to act as a Director of the Company notwithstanding that at the time of his appointment or subsequently he also:

82.1.1	holds office as a Director of an Investor or of an Affiliate of that Investor;

82.1.2	holds any other office, employment or engagement with an Affiliate of that Investor; or

82.1.3	is interested directly or indirectly in any shares or debentures (or any rights to acquire shares or debentures) in an Investor or an Affiliate of that Investor.

82.2

A Director who is not an employee of the Group shall be authorized for the purposes of section 175 of the Act to act or continue to act as a Director of the Company, notwithstanding his role as a representative of the Investor for the purposes of monitoring and evaluating its investment in the Company.

82.3	For the avoidance of doubt, this Article 82 does not authorize a Director who is not an employee of the Group for the purposes of section 175 of the Act where:

82.3.1	he or she holds office as a director of an Affiliate of an Investor; and

82.3.2	such Affiliate is considered, following determination by the other Directors at the relevant time, to be in direct competition with the business of the Company or any member of the Group.

82.4

Any determination as to whether an Affiliate of an Investor is in direct competition with the business of the Company or any member of the Group will be effective only if at the meeting at which the matter is considered any requirement as to quorum is met without counting the Director in question or any other Director interested in the matter under consideration and the matter was agreed to without such Director voting. A directorship of an Affiliate of an Investor determined to be in direct competition with the business of the Company or any member of the Group and held by a Director who is not an employee of the Group will be considered in accordance with Article 80.

83	RESTRICTIONS ON QUORUM AND VOTING

83.1

Save as provided in this Article 83, and whether or not the interest is one which is authorized pursuant to Article 80 or permitted under Article 81, a Director shall not be entitled to vote on any resolution in respect of any contract, transaction or arrangement, or any other proposal, in which the Director (or a person connected with the Director) is interested. Any vote of a Director in respect of a matter where the Director is not entitled to vote shall be disregarded.

83.2	A Director shall not be counted in the quorum at a meeting of the Directors in relation to any resolution on which the Director is not entitled to vote.

83.3

Subject to the provisions of the Act, a Director shall (in the absence of some other interest than is set out below) be entitled to vote, and be counted in the quorum, in respect of any resolution concerning any contract, transaction or arrangement, or any other proposal:

83.3.1	in which the Director has an interest of which the Director is not aware;

83.3.2	in which the Director has an interest which cannot reasonably be regarded as likely to give rise to a conflict of interest;

83.3.3	in which the Director has an interest only by virtue of interests in shares, debentures or other securities of the Company, or by reason of any other interest in or through the Company;

83.3.4

which involves the giving of any security, guarantee or indemnity to the Director or any other person in respect of (i) money lent or obligations incurred by the Director or by any other person at the request of or for the benefit of the Company or any of its subsidiary undertakings or (ii) a debt or other obligation of the Company or any of its subsidiary undertakings for which the Director has assumed responsibility in whole or in part under a guarantee or indemnity or by the giving of security;

83.3.5

concerning an offer of shares or debentures or other securities of or by the Company or any of its subsidiary undertakings (i) in which offer the Director is or may be entitled to participate as a holder of securities or (ii) in the underwriting or sub-underwriting of which the Director is to participate;

83.3.6

concerning any other body corporate in which the Director is interested, directly or indirectly and whether as an officer, shareholder, creditor, employee or otherwise, provided that the Director (together with persons connected with the Director) is not the holder of, or beneficially interested in, one per cent or more of the issued equity share capital of any class of such body corporate or of the voting rights available to members of the relevant body corporate;

83.3.7

relating to an arrangement for the benefit of the employees or former employees of the Company or any of its subsidiary undertakings which does not award the Director any privilege or benefit not generally awarded to the employees or former employees to whom such arrangement relates;

83.3.8	concerning the purchase or maintenance by the Company of insurance for any liability for the benefit of Directors or for the benefit of persons who include Directors;

83.3.9	concerning the giving of indemnities in favor of Directors where all other Directors are also being offered indemnities on substantially the same terms;

83.3.10

concerning the funding of expenditure by any Director or Directors (i) on defending criminal, civil or regulatory proceedings or action against the Director or Directors, (ii) in connection with an application to the court for relief, or (iii) on defending the Director or Directors in any regulatory investigations, where all other Directors are being offered substantially the same arrangements;

83.3.11

concerning the doing of anything to enable any Director or Directors to avoid incurring expenditure as described in Article 83.3.10, where all other Directors are being offered substantially the same arrangements; and

83.3.12	in respect of which the Director’s interest, or the interest of Directors generally, has been authorized by ordinary resolution.

83.4

Where proposals are under consideration concerning the appointment (including fixing or varying the terms of appointment) of two or more Directors to offices or employments with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each Director separately. In such case each of the Directors concerned (if not debarred from voting under Article 83.1) shall be entitled to vote, and be counted in the quorum, in respect of each resolution except that concerning the Director’s own appointment or the fixing or variation of the terms of the Director’s own appointment.

83.5

If a question arises at any time as to whether any interest of a Director prevents the Director from voting, or being counted in the quorum, under this Article 83, and such question is not resolved by the Director voluntarily agreeing to abstain from voting, such question shall be referred to the Chairperson of the meeting and the Chairperson’s ruling in relation to any Director other than the Chairperson shall be final and conclusive except in a case where the nature or extent of the interest of such Director has not been fairly disclosed. If any such question shall arise in respect of the Chairperson of the meeting, the question shall be decided by resolution of the Directors and the resolution shall be conclusive except in a case where the nature or extent of the interest of the Chairperson of the meeting (so far as it is known to the Chairperson) has not been fairly disclosed to the Directors.

84	CONFIDENTIAL INFORMATION

84.1

Subject to Article 84.2, if a Director, otherwise than by virtue of the Director’s position as Director, receives information in respect of which the Director owes a duty of confidentiality to a person other than the Company, the Director shall not be required:

84.1.1	to disclose such information to the Company or to the Directors, or to any Director, officer or employee of the Company; or

84.1.2	otherwise to use or apply such confidential information for the purpose of or in connection with the performance of the Director’s duties as a Director.

84.2

Where such duty of confidentiality arises out of a situation in which the Director has, or can have a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the Company, Article 84.1 shall apply only if the conflict arises out of a matter which has been authorized under Article 80 or falls within Article 81.

84.3

This Article 84 is without prejudice to any equitable principle or rule of law which may excuse or release the Director from disclosing information, in circumstances where disclosure may otherwise be required under this Article 84.

85	DIRECTORS’ INTERESTS—GENERAL

85.1	For the purposes of Articles 80 to 85, a person is connected with a Director if that person is connected for the purposes of ~~S~~section 252 of the Act.

85.2

Where a Director has an interest which can reasonably be regarded as likely to give rise to a conflict of interest, the Director may, and shall if so requested by the Directors, take such additional steps as may be necessary or desirable for the purpose of managing such conflict of interest, including compliance with any procedures laid down from time to time by the Directors for the purpose of managing conflicts of interest generally and/or any specific procedures approved by the Directors for the purpose of or in connection with the situation or matter in question, including:

85.2.1	not attending any meetings of the Directors at which the relevant situation or matter falls to be considered; and

85.2.2

not reviewing documents or information made available to the Directors generally in relation to such situation or matter and/or arranging for such documents or information to be reviewed by a professional adviser to ascertain the extent to which it might be appropriate for the Director concerned to have access to such documents or information.

85.3

The Company may by ordinary resolution ratify any contract, transaction or arrangement, or other proposal, not properly authorized by reason of a contravention of any provisions of Articles 80 to 85 or suspend or relax the provisions of Articles 80 to 85 to any extent.

POWERS OF DIRECTORS

86	GENERAL POWERS

The Directors shall manage the business and affairs of the Company and may exercise all powers of the Company other than those that are required by the Act or by these Articles to be exercised by the Company in General Meeting. No alteration of these Articles and no direction given by the Company shall invalidate a prior act of the Directors which would have been valid if the alteration had not been made or the direction had not been given. The provisions of these Articles giving specific powers to the Directors do not limit the general powers given by this Article.

87	PROVISION FOR EMPLOYEES ON CESSATION OR TRANSFER OF BUSINESS

The Directors may make provision for the benefit of persons employed or formerly employed by the Company or any of its subsidiaries (other than a Director, former Director or shadow director) in connection with the cessation or transfer to any person of the whole or part of the undertaking of the Company or that subsidiary.

88	BANK MANDATES

The Directors may by resolution authorize such person or persons as they think fit to act as signatories to any bank account of the Company and may amend or remove such authorisation from time to time by resolution.

89	BORROWING

Subject to these Articles and the Act, the Directors may exercise all powers of the Company to borrow money, to guarantee, to indemnify, to mortgage or charge its undertaking, property, assets (present and future) and called capital, and to issue debentures and other securities whether outright or as collateral security for any debt, liability or other obligation of the Company or any third party.

DELEGATION OF POWERS

90	APPOINTMENT AND CONSTITUTION OF COMMITTEES

90.1

The Directors may delegate any of their powers or discretions (including all powers and discretions whose exercise involves or may involve the payment of remuneration to or the conferring of any other benefit on all or any of the Directors) to such person (who need not be a Director) or committee (composing any number of persons, who need not be Directors) and in such manner as they think fit. Any such delegation may be either collaterally with or to the exclusion of their own powers and the Directors may revoke or alter the terms of any such delegation. Any such person or committee shall, unless the Directors otherwise resolve, have power to sub-delegate any of the powers or discretions delegated to them.

90.2

Any reference in these Articles to the exercise of a power or discretion by the Directors shall include a reference to the exercise of such power or discretion by any person or committee to whom it has been delegated.

90.3

The Directors may make regulations in relation to the proceedings of committees or sub-committees. Subject to any such regulations, the meetings and proceedings of any committee or sub-committee consisting of two or more persons shall be governed by the provisions of these Articles regulating the meetings and proceedings of the Directors (with such amendments as are necessary).

91	LOCAL BOARDS AND MANAGERS

91.1	The Directors may establish any local boards or appoint managers or agents to manage any of the affairs of the Company, in any location they think fit, and may:

91.1.1	appoint any persons to be managers or agents or members of such local boards, and may fix their remuneration;

91.1.2	delegate to any local board, manager or agent any of the powers, authorities and discretions vested in the Directors, with power to sub-delegate;

91.1.3	remove any person so appointed, and may annul or vary any such delegation; and

91.1.4	authorize the members of any local boards, or any of them, to fill any vacancies on such boards, and to act notwithstanding vacancies.

91.2	Any such appointment or delegation may be made upon such terms and subject to such conditions as the Directors may think fit.

92	APPOINTMENT OF ATTORNEY

92.1

The Directors may from time to time and at any time appoint any company, firm or person or any fluctuating body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit.

92.2	Any such appointment may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit.

92.3	The Directors may also authorize any such attorney to sub-delegate all or any of the powers, authorities and discretions vested in the attorney.

93	ALTERNATE DIRECTORS

93.1

Any Director may at any time appoint any person (including another Director) to be the Director’s alternate Director and may at any time terminate such appointment. Such appointment or termination of appointment must be made by notice in writing signed by the Director concerned and deposited at the Office or delivered at a meeting of the Directors. Unless previously approved by the Directors or unless the appointee is another Director, the appointment of an alternate shall have effect only once it has been approved and such person has consented to act as an alternate.

93.2	The appointment of an alternate Director shall terminate:

93.2.1	on the happening of any event referred to in Articles 72.1.1, 72.1.4 or 72.1.5 in relation to that alternate Director; or

93.2.2	if the alternate’s appointor ceases to be a Director, otherwise than by retirement at a General Meeting at which the appointor is re-elected.

93.3

An alternate Director shall be entitled to receive notices of meetings of the Directors and shall be entitled to attend and vote as a Director at any such meeting at which the Director appointing the alternate is not personally present and generally at such meetings to perform all functions of the appointor as a Director. For the purposes of the proceedings at such meetings, the provisions of these Articles shall apply as if the alternate (instead of the appointor) were a Director.

93.4

If an alternate is also a Director or shall attend any such meeting as an alternate for more than one Director, the alternate’s voting rights shall be cumulative but the alternate shall not be counted more than once for the purposes of the quorum.

93.5

If the alternate’s appointor is for the time being temporarily unable to act through ill health or disability or is otherwise unavailable for any reason an alternate’s signature to any resolution in writing of the Directors shall be as effective as the signature of the appointor.

93.6

This Article 93 shall also apply (with such changes as are necessary) to such extent as the Directors may from time to time resolve to any meeting of any committee of the Directors of which the appointor of an alternate Director is a member.

93.7

Except as otherwise provided in this Article 93, an alternate Director shall not have power to act as a Director, nor shall the alternate be deemed to be a Director for the purposes of these Articles, nor shall the alternate be deemed to be the agent of the appointor.

93.8

An alternate Director shall be entitled to contract and be interested in and benefit from contracts or arrangements or transactions and to be repaid expenses and to be indemnified to the same extent as if the alternate were a Director.

93.9

An alternate shall not be entitled to receive remuneration from the Company in respect of the alternate’s appointment as alternate Director except to the extent the alternate’s appointor directs the Company by written notice to pay to the alternate some of the remuneration otherwise payable to that Director.

SECRETARY

94	SECRETARY

The Secretary shall be appointed by the Directors on such terms and for such period as they may think fit. Any Secretary so appointed may at any time be removed from office by the Directors, but without prejudice to any claim for damages for breach of any contract of service between the Secretary and the Company. If thought fit, two or more persons may be appointed as Joint Secretaries. The Directors or the Secretary may also appoint from time to time, on such terms as they or he may think fit, one or more Deputy and/or Assistant Secretaries.

95	THE SEAL

~~96.1~~95.1

The Directors shall provide for the safe custody of the Seal and any Securities Seal and neither shall be used without the authority of the Directors or of a committee authorized by the Directors for that purpose. The Securities Seal shall be used only for sealing securities issued by the Company and documents creating or evidencing securities so issued.

~~96.2~~95.2

Every instrument to which the Seal or the Securities Seal shall be affixed (other than a certificate for or evidencing shares, debentures or other securities (including options) issued by the Company) shall be signed autographically by one Director and the Secretary or by two Directors or by a Director or other person authorized for the purpose by the Directors in the presence of a witness unless the Directors decide, either generally or in a particular case, that a signature may be dispensed with or affixed by mechanical means.

~~96.3~~95.3	The Company may exercise the powers conferred by the Act with regard to having an official seal for use abroad and such powers shall be vested in the Directors.

~~96.4~~95.4	Any instrument signed by:

~~96.4.1~~95.4.1	one Director and the Secretary; or

~~96.4.2~~95.4.2	by two Directors; or

~~96.4.3~~95.4.3	by a Director in the presence of a witness who attests the signature,

and expressed to be executed by the Company shall have the same effect as if executed under the Seal.

AUTHENTICATION OF DOCUMENTS

~~97~~96	AUTHENTICATION OF DOCUMENTS

~~97.1~~96.1	Any Director or the Secretary or any person appointed by the Directors for the purpose shall have power to authenticate:

~~97.1.1~~96.1.1	any document affecting the constitution of the Company;

~~97.1.2~~96.1.2	any resolution passed at a General Meeting or at a meeting of the Directors or any committee; and

~~97.1.3~~96.1.3	any book, record, document or account relating to the business of the Company, and to certify copies or extracts as true copies or extracts.

~~97.2~~96.2

Where any book, record, document or account is elsewhere than at the Office the local manager or other officer of the Company having the custody of it shall be deemed to be a person appointed by the Directors for the purpose of Article ~~97.1~~96.1.

~~97.3~~96.3

A document purporting to be a copy of any such resolution, or an extract from the minutes of any such meeting, which is certified shall be conclusive evidence in favor of all persons dealing with the Company that such resolution has been duly passed or, as the case may be, that any minute so extracted is a true and accurate record of proceedings at a duly constituted meeting.

OVERSEAS BRANCH

~~98~~97	OVERSEAS BRANCH

The Company, or the directors on behalf of the Company, may cause to be kept in any territory an overseas branch register of members resident in any such territory, and the directors may make, and vary, such arrangements as they may think fit in relation to the keeping of any such register.

DIVIDENDS

~~99~~98	DECLARATION OF FINAL DIVIDENDS

~~99.1~~98.1	The Company may by ordinary resolution declare final dividends.

~~99.2~~98.2	No dividend shall be declared unless it has been recommended by the Directors and does not exceed the amount recommended by the Directors.

~~100~~99	FIXED AND INTERIM DIVIDENDS

~~100.1~~99.1	If and so far as in the opinion of the Directors the profits of the Company justify such payments, the Directors may:

~~100.1.1~~99.1.1	pay the fixed dividends on any class of shares carrying a fixed dividend expressed to be payable on fixed dates on the dates prescribed for the payment of such dividends; and

~~100.1.2~~99.1.2	pay interim dividends on shares of any class of such amounts and on such dates and in respect of such periods as they think fit.

~~100.2~~99.2

Provided the Directors act in good faith they shall not incur any liability to the holders of any shares for any loss they may suffer by the lawful payment of any fixed or interim dividend on any other class of shares having rights ranking after or equal with those shares.

~~101~~100	DISTRIBUTION IN SPECIE

~~101.1~~100.1

Without prejudice to Article ~~100~~99, the Company may by ordinary resolution direct payment of a dividend in whole or in part by the transfer of specific assets, or by procuring the receipt by shareholders of specific assets, of equivalent value (including paid-up shares or debentures of any other company) and the Directors shall give effect to such resolution.

~~101.2~~100.2	Where any difficulty arises in regard to such distribution, the Directors may make such arrangements as they think fit, including:

~~101.2.1~~100.2.1	issuing fractional certificates (or ignoring fractions);

~~101.2.2~~100.2.2	fixing the value of any of the assets to be transferred;

~~101.2.3~~100.2.3	paying cash to any member on the basis of the value fixed for the assets in order to adjust the rights of members; and

~~101.2.4~~100.2.4	vesting any assets in trustees.

~~102~~101	RANKING OF SHARES FOR DIVIDEND

~~102.1~~101.1	Unless and to the extent that the rights attached to any shares or the terms of issue of those shares provide otherwise, all dividends shall be:

~~102.1.1~~101.1.1	declared and paid according to the amounts paid up on the shares on which the dividend is paid; and

~~102.1.2~~101.1.2	apportioned and paid proportionately to the amounts paid on the shares during any portion or portions of the period in respect of which the dividend is paid.

~~102.2~~101.2	If the terms of issue of a share provide that it ranks for dividends as from a particular date then that share will rank for dividends as from that date.

~~102.3~~101.3	For the purposes of this Article ~~100~~101, no amount paid on a share in advance of the date on which such payment is due shall be treated as paid on the share.

~~103~~102	MANNER OF PAYMENT OF DIVIDENDS

~~103.1~~102.1	Any dividend or other sum payable on or in respect of a share shall be paid to:

~~103.1.1~~102.1.1	the holder of that share;

~~103.1.2~~102.1.2	if the share is held by more than one person, whichever of the joint holders’ names appears first in the Register;

~~103.1.3~~102.1.3	if the member is no longer entitled to the share, the person or persons entitled to it; or

~~103.1.4~~102.1.4	such other person or persons as the member (or, in the case of joint holders of a share, all of them) may direct,

and such person shall be the “payee” for the purpose of this Article ~~103~~102.

~~103.2~~102.2	Such dividend or other sum may be paid:

~~103.2.1~~102.2.1	by cheque sent by post to the payee or, where there is more than one payee, to any one of them at the address shown in the Register or such address as that person notifies the Company in writing;

~~103.2.2~~102.2.2	by bank transfer to such account as the payee or payees shall in writing direct;

~~103.2.3~~102.2.3(if	so authorized by the holder of shares in uncertificated form) using the facilities of a relevant system (subject to the facilities and requirements of the relevant system); or

~~103.2.4~~102.2.4	by such other method of payment as the payee or payees and the Directors may agree.

~~103.3~~102.3

Subject to the provisions of these Articles and to the rights attaching to any shares, any dividend or other sum payable on or in respect of a share may be paid in such currency as the Directors may resolve, using such exchange rate for currency conversions as the Directors may reasonably select.

~~103.4~~102.4

Every cheque, warrant or money order sent by post is sent at the risk of the person entitled to the payment. If payment is made by bank or other funds transfer, by means of a relevant system or by another method at the direction of the person entitled to payment, the Company is not responsible for amounts lost or delayed in the course of making that payment.

~~104~~103	RECORD DATE FOR DIVIDENDS

~~104.1~~103.1

Notwithstanding any other provision of these Articles, but subject to the Act and rights attached to shares, the Company or the Directors may fix any date as the record date for a dividend, distribution, allotment or issue. The record date may be on or at any time before or after a date on which the dividend, distribution, allotment or issue is declared, made or paid. The power to fix any such record date shall include the power to fix a time on the chosen date.

~~105~~104	NO INTEREST ON DIVIDENDS

The Company shall not pay interest on any dividend or other sum payable on or in respect of a share unless the terms of issue of that share or the provisions of any agreement between the Company and the holder of that share provide otherwise.

~~106~~105	RETENTION OF DIVIDENDS

~~106.1~~105.1

The Directors may retain all or part of any dividend or other sum payable on or in respect of a share on which the Company has a lien in respect of which the Directors are entitled to issue an enforcement notice.

~~106.2~~105.2	The Company shall apply any amounts retained pursuant to Article ~~106.1~~105.1 in or towards satisfaction of the moneys payable to the Company in respect of that share.

~~106.3~~105.3	The Company shall notify the person otherwise entitled to payment of the sum that it has been retained and how the retained sum has been applied.

~~106.4~~105.4	The Directors may retain the dividends payable upon shares:

~~106.4.1~~105.4.1	in respect of which any person is entitled to become a member pursuant to Article 35 until such person shall become a member in respect of such shares; or

~~106.4.2~~105.4.2	which any person is entitled to transfer pursuant to Article 35 until such person has transferred those shares.

~~107~~106	UNCLAIMED DIVIDEND

~~107.1~~106.1

The Company may cease to send any cheque, warrant or order (or other means of payment) by post for any dividend on any shares which is normally paid in that manner if in respect of at least two consecutive dividends payable on those shares the cheque, warrant or order has been returned undelivered or remains uncashed but, subject to the provisions of these Articles, shall recommence sending cheques, warrants or orders in respect of the dividends payable on those shares if the holder of or person entitled to them claims the arrears of dividend and does not instruct the Company to pay future dividends in some other way.

~~107.2~~106.2	Any unclaimed dividends may be invested or otherwise applied for the benefit of the Company until they are claimed.

~~107.3~~106.3	The payment by the Directors of any unclaimed dividend or other sum payable on or in respect of a share into a separate account shall not constitute the Company a trustee in respect of that amount.

~~107.4~~106.4

If a dividend remains unclaimed after a period of twelve years from the date on which it was declared or became due for payment the person who was otherwise entitled to it shall cease to be entitled and the Company may keep that sum.

~~108~~107	WAIVER OF DIVIDEND

A shareholder or other person entitled to a dividend may waive it in whole or in part. The waiver of any dividend shall be effective only if such waiver is in writing and signed or authenticated in accordance with Article ~~116.1~~116 by the shareholder or the person entitled to the dividend and delivered to the Company.

~~109~~108	CALLS OR DEBTS MAY BE DEDUCTED

The Directors may deduct from a dividend or other amounts payable to a person in respect of a share amounts due from him to the Company on account of a call or otherwise in relation to a share.

SCRIP DIVIDENDS

~~110~~109	SCRIP DIVIDENDS

~~110.1~~109.1	The Directors may offer to ordinary shareholders the right to elect to receive an allotment of new ordinary shares (“Scrip Shares”) credited as fully paid in lieu of the whole or part of a dividend.

~~110.2~~109.2

The Directors shall not allot Scrip Shares unless so authorized by ordinary resolution. Such a resolution may give authority in relation to particular dividends or may extend to all dividends declared or paid in the period specified in the resolution. Such period may not be longer than five years from the date of the resolution.

~~110.3~~109.3

The Directors may, without the need for any further ordinary resolution, offer rights of election in respect of any dividend declared or proposed after the date of the adoption of these Articles and at or prior to the next Annual General Meeting.

~~110.4~~109.4	The Directors may offer such rights of election to shareholders either:

~~110.4.1~~109.4.1	in respect of the next dividend proposed to be paid; or

~~110.4.2~~109.4.2

in respect of that dividend and all subsequent dividends, until such time as the election is revoked or the authority given pursuant to Article ~~110.2~~109.2 expires without being renewed (whichever is the earlier).

~~110.5~~109.5

The number of the Scrip Shares to be allotted in lieu of any amount of dividend shall be decided by the Directors and shall be such whole number of ordinary shares as have a value equal to or as near as possible to but in no event greater than such amount. For such purpose, the value of an ordinary share shall be the average of the quotations of an ordinary share on the New York Stock Exchange on each of the first five trading days on which the ordinary shares are quoted as being “ex” the relevant dividend. No fraction of an ordinary share shall be allotted.

~~110.6~~109.6

If the Directors resolve to offer a right of election they shall give written notice of such right to the ordinary shareholders specifying the procedures to be followed in order to exercise such right. No notice need be given to a shareholder who has previously made, and has not revoked, an earlier election to receive ordinary shares in lieu of all future dividends, but the Directors shall instead send such shareholder a reminder of the election made, indicating how that election may be revoked in time for the next dividend proposed to be paid.

~~110.7~~109.7

If a member has elected to receive Scrip Shares in place of a dividend, that dividend (or that part of the dividend in respect of which a right of election has been given) shall not be payable on ordinary shares in respect of which the share election has been duly exercised and has not been revoked (the “elected Ordinary Shares”). In place of such dividend, the following provisions shall apply:

~~110.7.1~~109.7.1	such number of Scrip Shares as are calculated in accordance with Article ~~110.5~~109.5 shall be allotted to the holders of the elected Ordinary Shares;

~~110.7.2~~109.7.2

unless the Uncertificated Securities Regulations require otherwise, if the elected Ordinary Shares are in uncertificated form on the ~~R~~record ~~D~~date then the Scrip Shares shall be issued as uncertificated shares;

~~110.7.3~~109.7.3	if the elected Ordinary Shares are in certificated form on the ~~R~~record ~~D~~date then the Scrip Shares shall be issued as certificated shares;

~~110.7.4~~109.7.4

the Directors shall capitalize in accordance with the provisions of Article 9 (without the need for a separate ordinary resolution) a sum equal to the aggregate nominal amount of the Scrip Shares to be allotted and shall apply that sum in paying up in full the appropriate number of new ordinary shares for allotment and distribution to and amongst the holders of the elected Ordinary Shares; and

~~110.7.5~~109.7.5	the Scrip Shares allotted shall rank equally in all respects with the fully paid ordinary shares then in issue save only as regards participation in the relevant dividend.

~~110.8~~109.8

No fraction of an ordinary share shall be allotted. The Directors may make such provision as they think fit for any fractional entitlements including that the whole or part of the benefit of those fractions accrues to the Company or that the fractional entitlements are accrued and/or retained on behalf of any ordinary shareholder.

~~110.9~~109.9

In relation to any particular proposed dividend, the Directors may in their absolute discretion resolve and shall so resolve if the Company has insufficient reserves or otherwise does not have the necessary authorities or approvals to issue new ordinary shares:

~~110.9.1~~109.9.1	that shareholders shall not be entitled to make any election to receive shares in place of a cash dividend and that any election previously made shall not extend to such dividend; or

~~110.9.2~~109.9.2

at any time prior to the allotment of the ordinary shares which would otherwise be allotted in lieu of that dividend, that all elections to take shares shall be treated as not applying to that dividend, and if so the dividend shall be paid in cash as if no elections had been made in respect of it.

ACCOUNTS

~~111~~110	ACCOUNTING RECORDS

Accounting records sufficient to show and explain the Company’s transactions and otherwise complying with the Act shall be kept at the Office, or at such place as the Directors think fit. No person shall have any right simply by virtue of being a member to inspect any account or book or document of the Company except as conferred by the Act or ordered by a court of competent jurisdiction or authorized by the Directors.

COMMUNICATIONS WITH MEMBERS

~~112~~111	SERVICE OF NOTICES

~~112.1~~111.1

The Company may, subject to and in accordance with the Act and these Articles, send or supply all types of notices, documents or information to members by electronic means and/or by making such notices, documents or information available on a website.

~~112.2~~111.2

The Company Communications Provisions have effect, subject to the provisions of Articles ~~112~~111 to ~~115~~114, for the purposes of any provision of the Act or these Articles that authorizes or requires notices, documents or information to be sent or supplied by or to the Company.

~~112.3~~111.3

Any notice, document or information (including a share certificate) which is sent or supplied by the Company in hard copy form, or in electronic form but to be delivered other than by electronic means, and which is sent by pre-paid post and properly addressed shall be deemed to have been received by the intended recipient at the expiration of twenty four hours after the time it was posted (or forty eight hours where first class mail or an equivalent service is not employed for members with a registered address in the UK). In proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed, pre-paid and posted.

~~112.4~~111.4

Any notice, document or information which is sent or supplied by the Company by electronic means shall be deemed to have been received by the intended recipient twenty four hours after it was transmitted, and in proving such receipt it shall be sufficient to show that such notice, document or information was properly addressed.

~~112.5~~111.5

Any notice, document or information which is sent or supplied by the Company by means of a website shall be deemed to have been received when the material was first made available on the website or, if later, when the recipient received (or, in accordance with this Article ~~112~~111, is deemed to have received) notice of the fact that the material was available on the website.

~~112.6~~111.6

Any notice, document or information which is sent or supplied by the Company by means of a relevant system shall be deemed to have been received by the recipient twenty four hours after the Company or any sponsoring system-participant acting on the Company’s behalf sends the issuer-instruction relating to the notice, document or information.

~~112.7~~111.7

An accidental failure to send or late sending of, or non-receipt by any person entitled to, any notice of or other document or information relating to any meeting or other proceeding shall not invalidate the relevant meeting or proceeding.

~~112.8~~111.8	The provisions of this Article ~~112~~111 shall have effect in place of the Company Communications Provisions relating to deemed delivery of notices, documents or information.

~~112.9~~111.9

A notice, document or information served or delivered by the Company by any other means authorized in writing by the member concerned is deemed to be served when the Company has taken the action it has been authorized to take for that purpose.

~~112.10~~111.10	A member present at a General Meeting of the Company is deemed to have received due notice of the meeting and, where required, of the purposes for which it was called.

~~113~~112	COMMUNICATION WITH JOINT HOLDERS

~~113.1~~112.1

Anything which needs to be agreed or specified by the joint holders of a share shall for all purposes be taken to be agreed or specified by all the joint holders where it has been agreed or specified by the joint holder whose name stands first in the Register in respect of the share.

~~113.2~~112.2

If more than one joint holder gives instructions or notifications to the Company pursuant to these Articles then save where these Articles specifically provide otherwise, the Company shall only recognize the instructions or notifications of whichever of the joint holders’ names appears first in the Register.

~~113.3~~112.3

Any notice, document or information which is authorized or required to be sent or supplied to joint holders of a share may be sent or supplied to the joint holder whose name stands first in the Register in respect of the share, to the exclusion of the other joint holders.

~~113.4~~112.4	The provisions of this Article ~~113~~112 shall have effect in place of the Company Communications Provisions regarding joint holders of shares.

~~113.5~~112.5

If two or more persons are registered as joint holders of any share, or are entitled jointly to a share in consequence of the death or bankruptcy of the holder or otherwise by operation of law, any one of them may give instructions to the Company and give effectual receipts for any dividend or other moneys payable or property distributable on or in respect of the share.

~~114~~113	DECEASED AND BANKRUPT MEMBERS

~~114.1~~113.1	A person who claims to be entitled to a share in consequence of the death or bankruptcy of a member or otherwise by operation of law shall supply to the Company:

~~114.1.1~~113.1.1	such evidence as the Directors may reasonably require to show such person’s title to the share; and

~~114.1.2~~113.1.2	an address at which notices may be sent or supplied to such person.

~~114.2~~113.2	Subject to complying with Article ~~114.1~~113.1, such a person shall be entitled to:

~~114.2.1~~113.2.1

have sent or supplied to such address any notice, document or information to which the relevant member would have been entitled. Any notice, document or information so sent or supplied shall for all purposes be deemed to be duly sent or supplied to all persons interested in the share (whether jointly with or as claiming through or under such person); and

~~114.2.2~~113.2.2

give instructions or notifications to the Company pursuant to these Articles in relation to the relevant shares and the Company may treat such instruction or notification as duly given by all persons interested in the share (whether jointly with or as claiming through or under such person).

~~114.3~~113.3

Unless a person entitled to the share has complied with Article ~~114.1~~113.1, any notice, document or information sent or supplied to the address of any member pursuant to these Articles shall be deemed to have been duly sent or supplied in respect of any share registered in the name of such member as sole or first-named joint holder. This Article shall apply notwithstanding even if such member is dead or bankrupt or in liquidation, and whether or not the Company has notice of such member’s death or bankruptcy or liquidation.

~~114.4~~113.4	The provisions of this Article ~~114~~113 shall have effect in place of the Company Communications Provisions regarding the death or bankruptcy of a member.

~~115~~114	FAILURE TO SUPPLY ADDRESS

~~115.1~~114.1

The Company shall not be required to send notices, documents or information to a member who (having no registered address within the United States) has not supplied to the Company either a postal address within the United States or an electronic address for the service of notices. Any notice that, notwithstanding this Article ~~115~~114, is sent to a member whose registered address is not within the United States shall be deemed to have been sent for information purposes only.

~~115.2~~114.2

If the Company sends more than one document to a member on separate occasions during a twelve month period and each of them is returned undelivered then that member will not be entitled to receive notices from the Company until the member has supplied a new postal or electronic address for the service of notices.

~~116~~115	SUSPENSION OF POSTAL SERVICES

~~116.1~~115.1

Where, by any suspension or curtailment of postal services, the Company is unable effectively to give notice of a general meeting, or meeting of the holders of any class of shares, the directors may decide that the only persons to whom notice of the affected general meeting must be sent are the directors, the Company’s auditors, those members to whom notice to convene the general meeting can validly be sent by electronic means and those members to whom notification as to the availability of the notice of meeting on a website can validly be sent by electronic means. In any such case the Company shall also:

~~116.1.1~~115.1.1	advertise the general meeting in at least two national daily newspapers published in the United States; and

~~116.1.2~~115.1.2

send or supply a confirmatory copy of the notice to members in the same manner as it sends or supplies notices under article 88 if at least seven clear days before the meeting the posting of notices again becomes practicable.

~~117~~116	SIGNATURE OR AUTHENTICATION OF DOCUMENTS SENT BY ELECTRONIC MEANS

Where these Articles require a notice or other document to be signed or authenticated by a member or other person, then any notice or other document sent or supplied in electronic form is sufficiently authenticated in any manner authorized by the Company Communications Provisions or in such other manner as may be approved by the Directors. The Directors may designate mechanisms for validating any such notice or other document, and any such notice or other document not so validated by use of such mechanisms shall be deemed not to have been received by the Company.

~~118~~117	STATUTORY PROVISIONS AS TO NOTICES

Nothing in any of these Articles shall affect any provision of the Act that requires or permits any particular notice, document or information to be sent or supplied in any particular manner.

WINDING UP

~~119~~118	DIRECTORS’ POWER TO PETITION

~~119.1~~118.1	The Directors shall have power in the name and on behalf of the Company to present a petition to the Court for the Company to be wound up.

~~119.2~~118.2

On a voluntary winding up of the Company the liquidator may, on obtaining any sanction required by law, divide among the members in kind the whole or any part of the assets of the Company, whether or not the assets consist of property of one kind or of different kinds, and vest the whole or any part of the assets in trustees upon such trusts for the benefit of the members as he, with the like sanction, shall determine. For this purpose the liquidator may set the value he deems fair on a class or classes of property, and may determine on the basis of that valuation and in accordance with the then existing rights of members how the division is to be carried out between members or classes of members. The liquidator may not, however, distribute to a member without his consent an asset to which there is attached a liability or potential liability for the owner.

DESTRUCTION OF DOCUMENTS

~~120~~119	DESTRUCTION OF DOCUMENTS

~~120.1~~119.1	The Company may destroy:

~~120.1.1~~119.1.1	all instruments of transfer or other documents which have been registered or on the basis of which registration was made at any time after the expiration of six years from the date of registration;

~~120.1.2~~119.1.2	all dividend mandates and notifications of change of address at any time after the expiration of two years from the date of recording of them;

~~120.1.3~~119.1.3	all share certificates which have been cancelled at any time after the expiration of one year from the date of the cancellation;

~~120.1.4~~119.1.4	all proxy appointments from one year after the end of the meeting to which the appointment relates; and

~~120.1.5~~119.1.5	any other document on the basis of which any entry in the register is made at any time after ten years from the date an entry in the register was first made in respect of it.

~~120.2~~119.2	It shall conclusively be presumed in favor of the Company that:

~~120.2.1~~119.2.1	every entry in the Register purporting to have been made on the basis of an instrument of transfer or other document so destroyed was duly and properly made;

~~120.2.2~~119.2.2	every instrument of transfer so destroyed was a valid and effective instrument duly and properly registered;

~~120.2.3~~119.2.3	every share certificate so destroyed was a valid and effective certificate duly and properly cancelled; and

~~120.2.4~~119.2.4	every other document mentioned in this Article ~~120~~119 so destroyed was a valid and effective document in accordance with the recorded particulars in the books or records of the Company.

~~120.3~~119.3	The provisions of this Article ~~120~~119:

~~120.3.1~~119.3.1	shall apply only to the destruction of a document in good faith and without notice of any claim to which the document might be relevant; and

~~120.3.2~~119.3.2

shall not be construed as imposing upon the Company any liability in respect of the destruction of any such document earlier than provided by this Article 120 or in any other circumstances, which would not attach to the Company in the absence of this Article ~~120~~119.

~~120.4~~119.4

Any document referred to in this Article ~~120~~119 may, subject to the Act, be destroyed before the end of the relevant period so long as a copy of such document (whether made electronically or by any other means) has been made and is retained until the end of the relevant period.

~~120.5~~119.5	References in this Article ~~120~~119 to the destruction of any document include references to its disposal in any manner.

DIRECTORS’ LIABILITIES

~~121~~120	INDEMNITY

~~121.1~~120.1	So far as may be permitted by the Act every Relevant Officer (as defined below) may be indemnified by the Company out of its own funds against:

~~121.1.1~~120.1.1

any liability incurred by or attaching to the Relevant Officer in connection with any negligence, default, breach of duty or breach of trust by the Relevant Officer in relation to the Company or any Associated Company (as defined below) of the Company other than:

(i)	any liability to the Company or any Associated Company; and

(ii)	any liability of the kind referred to in ~~S~~section 234(3) of the Act; and

~~121.1.2~~120.1.2

any other liability incurred by or attaching to the Relevant Officer in relation to or in connection with the Relevant Officer’s duties, powers or office, including in connection with the activities of the Company or an Associated Company in its capacity as a trustee of an occupational pension scheme, subject to the limitations provided for in ~~S~~section 234(3) of the Act.

~~121.2~~120.2

Where a Relevant Officer is indemnified against any liability in accordance with this Article ~~121~~120, such indemnity may extend to all costs, charges, losses, expenses and liabilities incurred by the Relevant Officer in relation thereto.

~~121.3~~120.3	In this Article ~~121~~120:

~~121.3.1~~120.3.1	“Associated Company” shall have the same meaning as in ~~S~~section 256 of the Act, and

~~121.3.2~~120.3.2	“Relevant Officer” means a Director or former Director of the Company or of an Associated Company of the Company.

~~122~~121	INSURANCE

~~122.1~~121.1	Without prejudice to Article ~~121~~120, the Directors shall have power to purchase and maintain insurance for or for the benefit of:

~~122.1.1~~121.1.1	any person who is or was at any time a Director or Secretary of any Relevant Company (as defined in Article ~~122.2~~121.2); or

~~122.1.2~~121.1.2	any person who is or was at any time a trustee of any pension fund or employees’ share scheme in which employees of any Relevant Company are interested,

including insurance against any liability (including all costs, charges, losses and expenses in relation to such liability) incurred by or attaching to such person in relation to such person’s duties, powers or offices in relation to any Relevant Company, or any such pension fund or employees’ share scheme.

~~122.2~~121.2	For the purpose of Article ~~122.1~~121.1, “Relevant Company” shall mean:

~~122.2.1~~121.2.1	the Company;

~~122.2.2~~121.2.2	any holding company of the Company;

~~122.2.3~~121.2.3

any other body, whether or not incorporated, in which the Company or such holding company or any of the predecessors of the Company or of such holding company has or had any interest whether direct or indirect or which is in any way allied to or associated with the Company; or

~~122.2.4~~121.2.4	any subsidiary undertaking of the Company or of such other body.

~~123~~122	DEFENCE EXPENDITURE

~~123.1~~122.1	So far as may be permitted by the Act, the Company may:

~~123.1.1~~122.1.1	provide a Relevant Officer with funds to meet expenditure incurred or to be incurred by the Relevant Officer:

(i)

in defending any criminal or civil proceedings in connection with any negligence, default, breach of duty or breach of trust by the Relevant Officer in relation to the Company or an Associated Company of the Company; or

(ii)	in connection with any application for relief under the provisions mentioned in ~~S~~section 205(5) of the Act; and

~~123.1.2~~122.1.2	do anything to enable any such Relevant Officer to avoid incurring such expenditure.

~~123.2~~122.2	The terms set out in ~~S~~section 205(2) of the Act shall apply to any provision of funds or other things done under Article ~~123.1~~122.1.

~~123.3~~122.3	So far as may be permitted by the Act, the Company:

~~123.3.1~~122.3.1

may provide a Relevant Officer with funds to meet expenditure incurred or to be incurred by the Relevant Officer in defending himself/herself in an investigation by a regulatory authority or against action proposed to be taken by a regulatory authority in connection with any alleged negligence, default, breach of duty or breach of trust by the Relevant Officer in relation to the Company or any Associated Company of the Company; and

~~123.3.2~~122.3.2	may do anything to enable any such Relevant Officer to avoid incurring such expenditure.

~~123.4~~122.4	In this Article ~~123~~122:

~~123.4.1~~122.4.1	“Associated Company” shall have the same meaning as in ~~S~~section 256 of the Act; and

~~123.4.2~~122.4.2	“Relevant Officer” means a Director, former Director or Secretary of the Company or of an Associated Company of the Company.

~~124~~123	FORUM

Unless the Company by ordinary resolution consents in writing to the selection of an alternative forum, the courts of England and Wales shall have exclusive jurisdiction to determine any dispute brought by a member in that member’s capacity as such, or related to or connected with any derivative claim in respect of a cause of action vested in the Company or seeking relief on behalf of the Company, against the Company and/or the board and/or any of the directors, former directors, officers or other employees or members individually, arising out of or in connection with these Articles or (to the maximum extent permitted by applicable law) otherwise. To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in shares in the capital of the Company shall be deemed to have notice of and consents to the provisions of this Article ~~124~~123.

The governing law of these Articles is the law of England and Wales and these Articles shall be interpreted in accordance with the laws of England and Wales.

~~125~~124	DEPOSITARY INTERESTS OTHER THAN DTC

~~125.1~~124.1

The Directors shall, subject always to applicable law and the provisions of these Articles, have power to implement or approve (or both) any arrangements which they may, in their absolutely discretion, think fit in relation to (without limitation) the evidencing of title to and transfer of Depositary Interests or similar interests in shares.

~~125.2~~124.2

The Directors may from time to time take such actions and do such things as they may, in their absolute direction, think fit in relation to the operator of any such arrangements under Article ~~125.1~~124.1 including, without limitation, treating Depositary Interest Holders as if they were holders directly of the shares or interests in shares represented thereby for the purposes of compliance with any obligations imposed under these Articles on members.

~~125.3~~124.3

If and to the extent that the Directors implement or approve (or both) any arrangements in relation to the evidencing of title to and transfer of Depositary Interests or similar interests in shares in ~~shares in~~ accordance with Articles ~~125.2~~124.2 and ~~125.3~~124.3, the Directors shall ensure that such arrangements provide (in so far as is practicable):

~~125.3.1~~124.3.1	a Depositary Interest Holder with the same or equivalent rights as a member of the Company, including, without limitation, in relation to the exercise of voting rights and provision of information;

~~125.3.2~~124.3.2

the Company and the Directors with the same or equivalent powers as given under these Articles in respect of a member of the Company, including, without limitation, the powers of the Directors under Article 62, so that such power may be exercised against a Depositary Interest Holder and the shares or interest in shares represented by such Depositary Interest Holder or similar interests.

~~125.4~~124.4	Articles ~~125.1~~124.1 to ~~125.3~~124.3 shall not apply to any Depositary Interests held in a settlement system operated by DTC.

Preliminary Copy GENERAL MEETING OF SHAREHOLDERS OF GATES INDUSTRIAL CORPORATION plc

General Meeting of Shareholders of Gates Industrial Corporation plc

to be held on October 7, 2019

for Shareholders as of August 16, 2019

This proxy is being solicited on behalf of the Board of Directors

Date: October 7, 2019
Time: 10:00 a.m. (Mountain Time)
Place: 1144 Fifteenth Street, Denver, Colorado 80202
Please make your marks like this: ☒ Use dark black pencil or pen only A. Proposals – Board of Directors recommends a vote FOR each of proposals 1 and 2.
VOTE BY:
				INTERNET Go To		TELEPHONE (855) 668-4182
				www.proxypush.com/GTES • Cast your vote online. • View meeting documents.	OR	• Use any touch-tone telephone. • Have your Proxy Card/Voting Instruction Form ready. • Follow the simple recorded instructions.
	For	Against	Abstain
1. To approve the form of share repurchase contracts and repurchase counterparties.	☐	☐	☐

2.  To approve an amendment to the Company’s Articles of Association to authorize the issuance of a new class or classes of shares, including preference shares, subject to the limit on the authority of the Board of Directors to allot new shares of the Company set forth therein and make other non-substantive changes.

	☐	☐	☐	MAIL

• Mark, sign and date your Proxy Card/Voting Instruction Form. • Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided.
OR

The undersigned hereby appoints Ivo Jurek, Jamey Seely and David Naemura, and each of them, as proxies for the undersigned, with the full power of substitution and hereby authorizes them to vote all the ordinary shares of Gates Industrial Corporation plc that the undersigned is entitled to vote at the General Meeting of Shareholders to be held at 10:00 a.m. Mountain Time on October 7, 2019, at 1144 Fifteenth Street, Denver, CO 80202, or any postponement or adjournment thereof, in the manner indicated on the reverse side of this proxy card and upon such other matters as may be properly brought before the meeting or any postponement or adjournment thereof, conferring authority upon such proxy to vote in his or her discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS FOR PROPOSALS 1 AND 2.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting of Shareholders: The Notice and Proxy Statement are available at www.proxydocs.com/GTES.

All votes must be received by 10:00 a.m., Mountain Time, on October 4, 2019.

PROXY TABULATOR FOR GATES INDUSTRIAL CORPORATION plc P.O. BOX 8016 CARY, NC 27512-9903

Preliminary Copy Proxy — Gates Industrial Corporation plc General Meeting of Shareholders October 7, 2019, 10:00 a.m. (Mountain Time) This Proxy is Solicited on Behalf of the Board of Directors
B. Materials Election – The rules of the U.K. Companies Act 2006 permit companies to send you a notice that proxy and other information is available on the internet instead of mailing you a set of the materials. Check the box on the right if you consent to receiving such proxy and other materials via the internet.			☐
C. Authorized Signatures – This section must be completed for your vote to be counted – Date and Sign Below.

Please sign exactly as name(s) appear(s) hereon. Joint owners should each sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title. Corporations should provide the full name of the corporation and title of the authorized officer signing the proxy.

Please Sign Here (Signature 1)	Please Date Above

Please Sign Here (Signature 2)	Please Date Above
D. Non-Voting Items –

Change of Address – please print your new address above	Comments – please print your comments above	Meeting Attendance	☐
Please indicate if you plan to attend the general meeting
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A – D ON BOTH SIDES OF THIS CARD